                                                   June 30, 1999   Annual Report

                                                      [NUVEEN LOGO APPEARS HERE]
                                                                    Mutual Funds

Extraordinary Talent. Masterful Performance.

Nuveen Growth and Income Stock Fund

For investors seeking long-term growth and potential and attractive value.

[PHOTO APPEARS HERE]

Featuring Portfolio Management By Nuveen Investment Advisory Services
                                      A Premier Adviser(SM) for Income Investing

     Contents

  1  Dear Shareholder
  3  From the Portfolio Manager's Perspective
  6  Fund Spotlight
  7  Portfolio of Investments
 10  Statement of Net Assets
 11  Statement of Operations
 12  Statement of Changes in Net Assets
 13  Notes to Financial Statements
 17  Financial Highlights
 19  Report of Independent Public Accountants
 20  Building a Better Portfolio
 21  Fund Information

DEAR

Shareholder



At this writing, we're more than halfway through 1999. The much-talked-about millennium (Y2K) looms, which really puts the concept of time in front of us all. We think: "Where did the time go?"

We think about how old, 25 years ago, we thought we would be when the calendar turned January 1, 2000. (And we realize, now, it is really not that old at all.)

We think about all the things we thought we would have accomplished before 1999 became 2000. Most likely, one of your millennium goals was financial. Whether it was to fully fund your retirement accounts or set up trusts for your grandchildren, the fact you're working with a financial adviser and reading this report are positive signs that you're well on your way to achieving your goal.


I'm pleased to report we're meeting our goals, too. In addition to the goals we have established for each mutual fund we manage, we have had to set goals in preparation for the millennium.

     All efforts to safeguard critical systems are right on schedule at Nuveen. It's a goal we set more than 10 years ago. Nuveen's trading, fund management and pricing -- systems that affect you and your investments -- have been updated or replaced to be able to deal accurately with Y2K.

     We continue to work closely with our service providers, transfer agent, custodian and trustee to monitor the readiness of their systems, as well as address any remaining internal systems issues. Testing should be completed by the end of September.

     The Securities and Exchange Commission (SEC), which oversees the securities industry, is also taking significant steps to help our industry make a smooth transition to the Y2K. First, the SEC is requiring all public companies, investment advisers, investment companies and municipal securities issuers to disclose their ability to comply with the Y2K issue.

     In addition, the SEC mandated that tests be conducted on various financial systems to test the ability of exchanges and broker/dealer firms to handle transactions effectively. We participated successfully in those tests.

     With our systems in place and ready to handle Y2K, we look forward to helping you achieve your financial goals in the new millennium.


Your Fund's Fiscal Year. I want to briefly report on the economic environment in which your investment in Nuveen Growth and Income Stock Fund performed. Read for a more in-depth interview with a representative from the portfolio management team for your fund, describing how that team of investment and research professionals directed the portfolio during its fiscal year, July 1, 1998, through June 30, 1999.


[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

                                "All efforts to
                               safeguard critical
                               systems are right
                                  on schedule
                                  at Nuveen."


                                                           ANNUAL REPORT  page 1

Over the past 12 months, the U.S. economy has continued to be characterized by robust growth, generally low interest rates, and unemployment levels that remain among the lowest in three decades.

     Concerns, however, about the continued persistent pace of the economy's expansion have tested the new paradigm that holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching -- and reacting to -- every announcement concerning economic statistics, volatility has increased, especially in the equity markets.

     We have entered a different economic environment from that of 12 months ago. This shift has occurred in response to two factors:

     . the Asian financial crisis of 1998 did not produce the slowdown that was widely expected to keep economic growth from becoming overly robust;

     . evidence of accelerating prices, most obvious in the sudden spike in the April 1999 Consumer Price Index, contributed to the reemergence of the specter of inflation, accompanied by predictions of higher interest rates.

     In an effort to pre-empt this inflation threat, the Federal Reserve moved to raise the federal funds rate by a quarter-point -- to 5.0% -- at the end of June. The upward adjustment to this rate, which represents the amount banks charge one another on overnight loans, marks the first increase since March 1997 and stands in sharp contrast to the three reductions made last fall.

     Despite the minimal increase and the Fed's announcement that it would shift to a neutral bias concerning future interest rate action, uncertainty about the board's next move -- which was not diminished by Chairman Greenspan's Congressional testimony in late July -- continues.


Keeping the Balance. The increased volatility in the markets highlights the importance of maintaining balance in your investment portfolio. With a properly balanced portfolio of equities, bonds and cash, your assets are better positioned to weather the markets' ups and downs. A balanced portfolio can also help you increase your opportunities for capital growth while reducing risk. Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan.

     For more information on any Nuveen investment, contact your financial adviser for a prospectus, call Nuveen at (800) 621-7227, or download one from our Web site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

   Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we look ahead to a new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.


Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board
August 16, 1999


                                "Your financial
                               adviser can serve
                                 as a valuable
                             resource in helping
                               you determine if
                                adjustments are
                                 needed in your
                                 current asset
                               allocation plan."



ANNUAL REPORT  page 2

From the Portfolio Manager's Perspective

Value stocks are making a comeback after being out of favor for several years. For those who never doubted the benefits of value investing, such as the managers of Nuveen Growth and Income Stock Fund, the resurgence comes as no surprise. Brandon Thomas, director of equity funds at Nuveen, speaks with Rob Lyon, president and chief investment officer of Institutional Capital Corporation (ICAP), Nuveen's Premier Adviser/sm/ for value investing and the subadviser of the fund, about strategies ICAP used in managing the fund during its fiscal year ended June 30, 1999.

BRANDON Value investing at Nuveen and ICAP means seeking out stocks of established, well-known companies the portfolio management team believes offer unrecognized value with a "catalyst" that may trigger a rise in the stocks' prices. In the past few years, growth stocks, which generally have higher earnings growth rates than value stocks, have been among the market's best performers, as the economy has grown modestly and investors sought out companies with consistent earnings. In fact, growth stocks have outperformed value stocks in each of the past five years, through 1998.

     But, during the first part of 1999, we've seen value stocks make a comeback. To what do you attribute the change?

ROB It's not unusual to see the comeback given the economic conditions that are surfacing. Since October 1998, there have been more than 100 interest rate cuts made by foreign central banks. That results in stronger industrial production throughout the world, which is likely to lead to more positive earnings for many companies. With more companies participating in an accelerating economy, investor confidence shifts and value stocks, as well as emerging market issues, are once again attractive to investors.


BRANDON Isn't it extraordinary for a shift of this magnitude from growth to value to take place without our economy having been in a recession?

ROB Yes, it would be. But while the United States avoided a recession, much of the world was in a terrible one. It's coming out of it now, and a broad range of companies are benefiting from the turnaround.


BRANDON That seems to be reflected in some of the investment strategies you've employed in the fund. Let's first review the fund's performance during its fiscal year. For the one-year period ended June 30, 1999, the fund returned 12.37%, behind


Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Advisers/sm/ -- a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. They have been chosen by Nuveen for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it be blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser/sm/ for value investing, Institutional Capital Corporation, is a highly successful institutional money manager with nearly 30 years of experience. They specialize in finding undervalued midsize and large company stocks that are poised for significant growth.

This disciplined, research-oriented approach is the key investment strategy for Nuveen Growth and Income Stock Fund.


Performance figures are quoted for Class A shares at net asset value. Comments cover the fund's fiscal year ended June 30, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.


                                                          ANNUAL REPORT   page 3
its Lipper Growth and Income Fund Index/1/ benchmark, which returned 13.56%. I would like to point out two other figures, however. Since its inception in August 1996, the fund returned 23.97%, outperforming the same benchmark, which returned 22.70%. Also, since value's resurgence at the beginning of 1999, at the midpoint of the fiscal period we are talking about, the fund has returned 16.78%, compared to Lipper's return of 11.59% (year-to-date).

     What strategies did the portfolio team employ during the year to achieve these numbers?

ROB As value investors, we took a hard look at companies that suffered during the Asian financial crisis, which dominated the economic landscape last year. Then we identified individual candidates that met our quantitative criteria -- where earnings were already starting to stabilize or improve, where there would be a significant benefit from the world's economic improvement, and where we computed there could be potential for 20% appreciation.


BRANDON  What companies met those criteria?

ROB One of the fund's strongest performers in the first half of this year was Motorola. Our analysts determined that its line of cellular phones was much improved and that its upside potential in Asia was substantial. Motorola is a good example of a company that should benefit from the economic improvement underway throughout the world, particularly in non-Japan Asia.

     Also, Northwest Airlines Inc., which is highly dependent upon Asian traffic, exhibited many of the characteristics we seek. Here is a company that is down by about 50% from where it was a year ago, but where the earnings are rapidly improving.


                Top Ten Stock Holdings/2/

                General Motors Corporation                5.0%
                ----------------------------------------------
                Philips Electronics N.V.                  4.4%
                ----------------------------------------------
                Bell Atlantic Corporation                 4.2%
                ----------------------------------------------
                News Corporation Limited Sponsored ADR    4.0%
                ----------------------------------------------
                Hoechst AG Sponsored ADR                  3.9%
                ----------------------------------------------
                Bank of America Corporation               3.9%
                ----------------------------------------------
                Citigroup Inc.                            3.7%
                ----------------------------------------------
                Waste Management, Inc./3/                 3.7%
                ----------------------------------------------
                Philip Morris Companies Inc.              3.6%
                ----------------------------------------------
                Bristol-Myers Squibb Company              3.4%
                ----------------------------------------------

The companies listed represent their respective percentage as of 6/30/99. Over time, the fund's holdings and their percentages will vary as the prices of the stocks vary.


BRANDON In addition to focusing on firms that would benefit from the economic turnaround in Asia and the rest of the world, what other strategies were in place during the year?

ROB Corporate restructurings continued to be another central theme guiding our investment choices.

     Philips Electronics, N.V., one of the fund's largest holdings, is performing well as its cost-cutting initiatives and divestitures continued to create a more focused corporate strategy. Many people don't realize that Philips is one of the world's


/1/ The Lipper Peer Group returns reflect the performance of the Lipper Growth and Income Fund Index, a managed index that represents the average returns of the 30 largest funds in the Lipper Growth and Income category. The returns assume reinvestment of dividends but do not include any initial or ongoing expenses.

/2/  As a percentage of total stock holdings.

/3/ Shortly after the close of the fund's fiscal year, its position in Waste Management was sold.


ANNUAL REPORT   page 4
leading semiconductor manufacturers and is the No. 1 producer of light bulbs. And as part of its strategy to refocus on its core consumer electronics business, the company sold off its Polygram Records division to Seagram for $12 billion and is now using the proceeds to buy back its own stock. That's just one example of what's going right in the Netherlands-based company.

     International Business Machines Corp. (IBM) also advanced sharply as the company's efforts to become a leading electronic commerce and internet consultant are beginning to show signs of success.


BRANDON Along with Motorola and IBM, Nortel Networks Corp., another technology stock, has been a good performer. Are you a proponent of technology stocks?

ROB We believe the Internet is a catalyst for change in the world economy. While valuations of pure Internet stocks are outside of our idea of "value," we try to keep abreast of the companies supplying the hardware to support Internet users. When we can buy a leader in that field at attractive, value prices, we will.

     Nortel is an excellent example that shows real promise. It's a solid No. 2 company in one of the fastest growing industries in the world.


                            Equity Diversification

                           [Pie Chart Appears Here]

                      Consumer Cyclicals           22.7%
                      Financials                   15.3%
                      Technology                   15.2%
                      Communications               11.2%
                      Health Care                   9.6%
                      Consumer Staples              8.4%
                      Basic Materials               5.9%
                      Capital Goods                 5.6%
                      Transportation                3.8%
                      Energy                        2.3%

Portfolio composition is as of 6/30/99 and is subject to change. Composition is based on the fund's U.S. stocks and any American Depositary Receipts in its portfolio.


BRANDON What is your outlook for the fund, especially in light of the recent talk about inflation?

ROB We are confident the portfolio is positioned well, with its low relative valuation, including its low price-to-earnings ratio, whether the market continues its advance or levels off a bit.

     The U.S. economy is very strong. The reason for the domestic October and November rate cuts made by the Federal Reserve -- global economic uncertainty -- is behind us. We have had one rate increase by the Fed so far this year, and there may be more, but we think the implications for the stock market are neutral.

     We think an interest rate hike is simply a confirmation that the economy is exhibiting strong growth, which is usually favorable for cyclical, economically sensitive value stocks.

     Basically, we believe small increases in interest rates just confirm that the earnings power of the value stocks is coming back.

   There's no shortage of value out there, so we will continue to do our homework to identify and add those companies to the portfolio that we believe give the fund's shareholders the best opportunity for continued strong performance.


"As value investors, we took a hard look at companies that suffered during the Asian financial crisis . . . Then we identified individual candidates that met our quantitative criteria."



                                                          ANNUAL REPORT   page 5

Fund Spotlight as of June 30, 1999



Terms To Know

The following are a few terms used throughout this report.

Beta Beta is a measure of a fund's volatility compared to the market's. A fund with a beta of 1.20 is approximately 20% more volatile than the market, while a fund with a beta of 0.80 is approximately 20% less volatile than the market.

Market capitalization Also referred to as market cap, market capitalization is a measure of a corporation's value, calculated by multiplying the number of outstanding shares of common stock by the current market price per share. Market capitalization is usually grouped into these main categories:
Large cap: more than $5 billion in
           market capitalization
Mid cap:   between $1 billion
           and $5 billion
Small cap: $1 billion or less

Price/Earnings Ratio (P/E) The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share. A high P/E generally indicates that the market will pay more to obtain the company's stock because investors have confidence in the company's ability to increase its earnings over time. Conversely, a low P/E indicates that investors are less confident that the company's earnings will increase, and therefore are not willing to pay as much for its stock. The weighted average of the price/earnings ratios of the stocks in a mutual fund's portfolio can act as a gauge of the fund's investment strategy in the current market climate by indicating a value orientation (low P/E ratios) or a growth orientation (high P/E ratios).

Total Return Total return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and share price.

Quick Facts
                     A Shares    B Shares    C Shares    R Shares
-----------------------------------------------------------------
NAV                    $27.07      $26.87      $26.84      $27.14
-----------------------------------------------------------------
Fund Symbol             NNGAX       NNGBX       NNGCX       NNGRX
-----------------------------------------------------------------
CUSIP               67064Y503   67064Y602   67064Y701   67064Y800
-----------------------------------------------------------------
Inception Date           8/96        8/96        8/96        8/96
-----------------------------------------------------------------

Portfolio Allocation

[PIE CHART APPEARS HERE]

Equity.......94%

Cash
Equivalents.. 6%

Total Returns/1/

                A Shares      B Shares  C Shares  R Shares
              NAV     Offer     NAV       NAV        NAV
YTD          16.78%  10.09%    16.32%    16.39%    16.93%
---------------------------------------------------------
1-Year       12.37%   5.90%    11.52%    11.58%    12.71%
---------------------------------------------------------
Since
Inception*   23.97%  21.46%    23.04%    23.00%    24.32%
---------------------------------------------------------
SEC 30-Day
Yield         0.45%   0.43%     0.00%     0.00%     0.69%

+ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years, which is not reflected in the return figures. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.
* Annualized.


Portfolio Statistics

Total Net Assets           $946.7 million
-----------------------------------------
Beta                                 1.00
-----------------------------------------
Average Market
Capitalization (Stocks)        57 billion
-----------------------------------------
Average P/E                          25.9
-----------------------------------------
Number of Stocks                       42
-----------------------------------------
Expense Ratio*                      1.24%
-----------------------------------------

* A shares after reimbursement


Index Comparison*

[LINE CHART APPEARS HERE]

Nuveen Growth and Income Stock Fund (NAV) $18,603
Nuveen Growth and Income Stock Fund (Offer) $17,534
S&P 500 $22,058
Lipper Growth and Income Fund Index $18,107

         Nuveen Growth      Nuveen Growth                Lipper Growth
          and Income         and Income                    & Income
       Stock Fund (NAV)   Stock Fund (Offer)   S&P 500    Fund Index
       ----------------   ------------------   -------   -------------
8/96        10000                9425           10000        10000
6/97        13616               12833           13803        13055
6/98        16555               15603           17968        15945
6/99        18603               17534           22058        18107

* The Index comparison shows the change in value of a $10,000 investment in Class A shares of the Nuveen fund compared with the Standard and Poor's 500 Index and the Lipper Growth and Income Fund Index. The Lipper Growth and Income Fund Index represents the average returns of the 30 largest funds in the Lipper Growth and Income Fund category. Index returns reflect total returns and assume reinvestment of dividends but do not include any initial or ongoing expenses. The Nuveen fund returns depicted in the chart reflect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing fund expenses.

Effective January 11, 1999, the maximum sales charge on Class A Shares was increased from 5.25% to 5.75%.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

ANNUAL REPORT  page 6

Portfolio of Investments

Nuveen Growth and Income Stock Fund
June 30, 1999

                                                                Market
Shares    Description                                            Value
----------------------------------------------------------------------
          COMMON STOCKS -- 91.0%
          Basic Materials -- 5.7%
463,500   Akzo Nobel N.V. Sponsored ADR                   $ 19,640,813
435,100   Monsanto Company                                  17,159,258
241,200   Weyerhauser Company                               16,582,500
----------------------------------------------------------------------
          Capital Goods -- 5.3%
182,800   Tyco International Ltd.                           17,320,300
611,150   Waste Management, Inc.                            32,849,313
----------------------------------------------------------------------
          Communications Services -- 10.6%
479,675   AT&T Corp.                                        26,771,860
347,200   Ameritech Corporation                             25,519,200
571,300   Bell Atlantic Corporation                         37,348,737
179,800   U.S. West, Inc.                                   10,563,249
----------------------------------------------------------------------
          Consumer Cyclicals -- 17.7%
272,900   Dana Corporation                                  12,570,456
396,200   Dayton Hudson Corporation                         25,753,000
398,300   Dun & Bradstreet Corporation                      14,114,756
430,250   Federated Department Stores, Inc.#                22,776,359
 95,700   Ford Motor Company                                 5,401,069
261,050   Gannet Co., Inc.                                  18,632,444
450,200   General Motors Corporation                        29,713,200
274,450   General Motors Corporation -- Class H#            15,437,813
495,200   R.H. Donnelley Corporation#                        9,687,350
250,900   TRW Inc.                                          13,768,138
----------------------------------------------------------------------
          Consumer Staples -- 8.0%
295,650   BestFoods                                         14,634,675
335,000   Fort James Corporation                            12,688,125
273,900   Kimberly-Clark Corporation                        15,612,300
814,300   Philip Morris Companies Inc.                      32,724,681
----------------------------------------------------------------------
          Energy -- 2.2%
281,560   Elf Aquitaine SA Sponsored ADR                    20,712,258
----------------------------------------------------------------------
          Financials -- 14.4%
472,000   Bank of America Corporation                       34,603,500
162,800   CIGNA Corporation                                 14,489,200
701,962   Citigroup Inc.                                    33,343,195
189,650   Hartford Financial Services Group, Inc.           11,058,966

-----
7

Nuveen Balanced Municipal and Stock Fund
June 30, 1999

                                                                Market
Shares    Description                                            Value
----------------------------------------------------------------------
          Financials -- continued
565,100   Household International, Inc.                   $ 26,771,613
497,600   U.S. Bancorp                                      16,918,400
----------------------------------------------------------------------
          Health Care -- 9.1%
337,250   Baxter International Inc.                         20,445,781
429,500   Bristol-Myers Squibb Company                      30,252,906
769,000   Hoechst AG Sponsored ADR                          35,374,000
----------------------------------------------------------------------
          Technology -- 14.4%
229,500   Computer Associates International, Inc.           12,622,500
160,850   International Business Machines Corporation       20,789,863
219,032   Motorola, Inc.                                    20,753,282
213,500   Nortel Networks Corporation                       18,534,469
388,552   Philips Electronics N.V.                          39,195,183
419,450   Xerox Corporation                                 24,773,766
----------------------------------------------------------------------
          Transportation -- 3.6%
161,150   AMR Corporation#                                  10,998,488
699,300   Northwest Airlines Corporation#                   22,727,250
----------------------------------------------------------------------
          Total Common Stock -- (cost $701,347,868)        861,634,216
          ------------------------------------------------------------
          PREFERRED STOCKS -- 3.8%
          Consumer Cyclicals -- 3.8%
1,130,450 News Corporation Limited Sponsored ADR            35,679,826
----------------------------------------------------------------------
          Total Preferred Stock -- (cost $23,300,759)       35,679,826
          ------------------------------------------------------------

  Principal                                                                                                 Market
     Amount   Description                                                                                    Value
------------------------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS -- 5.9%
$25,000,000   Coca-Cola Company, Commercial Paper, effective yield of 5.15%, 8/02/99                  $ 24,891,777
 25,000,000   Procter & Gamble, Commercial Paper, effective yield of 5.73%, 7/01/99                     25,000,000
  5,900,000   Wal-Mart Stores, Inc., Commercial Paper, effective yield of 5.73%, 7/01/99                 5,900,000
------------------------------------------------------------------------------------------------------------------
$55,900,000   Total Short-Term Investments -- (cost $55,791,777)                                        55,791,777
------------------------------------------------------------------------------------------------------------------
              Total Investments -- (cost $780,440,404) 100.7%                                          953,105,819
              ----------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities -- (0.7)%                                                   (6,111,019)
              ----------------------------------------------------------------------------------------------------
              Net Assets -- 100%                                                                      $946,694,800
              ====================================================================================================

# Non-income producing.

9
                                 See accompanying notes to financial statements.

                      Statement of Net Assets
                      Nuveen Growth and Income Stock Fund
                      June 30, 1999



Assets
Investment securities, at market value (cost $780,440,404) (note 1)                                           $953,105,819
Cash                                                                                                               400,327
Receivables:
 Dividends and interest                                                                                          1,689,053
 Shares sold                                                                                                     4,190,404
Deferred organization costs (note 1)                                                                                79,576
Other assets                                                                                                       340,165
--------------------------------------------------------------------------------------------------------------------------
  Total assets                                                                                                 959,805,344
--------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
 Investments purchased                                                                                          10,651,585
 Shares redeemed                                                                                                 1,237,732
Accrued expenses:
 Management fees (note 4)                                                                                          619,038
 12b-1 distribution and service fees (notes 1 and 4)                                                               258,662
 Other                                                                                                             339,405
Dividends payable                                                                                                    4,122
--------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                                             13,110,544
--------------------------------------------------------------------------------------------------------------------------
Net assets (note 5)                                                                                           $946,694,800
==========================================================================================================================
Class A Shares (note 1)
Net assets                                                                                                    $793,545,705
Shares outstanding                                                                                              29,315,605
Net asset value and redemption price per share                                                                $      27.07
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)*    $      28.72
==========================================================================================================================
Class B Shares (note 1)
Net assets                                                                                                    $ 95,174,122
Shares outstanding                                                                                               3,541,731
Net asset value, offering and redemption price per share                                                      $      26.87
==========================================================================================================================
Class C Shares (note 1)
Net assets                                                                                                    $ 41,071,190
Shares outstanding                                                                                               1,530,214
Net asset value, offering and redemption price per share                                                      $      26.84
==========================================================================================================================
Class R Shares (note 1)
Net assets                                                                                                    $ 16,903,783
Shares outstanding                                                                                                 622,889
Net asset value, offering and redemption price per share                                                      $      27.14
==========================================================================================================================

*Effective January 11, 1999, the maximum sales charge on Class A Shares was increased from 5.25% to 5.75%.



-----
10

                                 See accompanying notes to financial statements.

                      Statement of Operations
                      Nuveen Growth and Income Stock Fund
                      Year Ended June 30, 1999


-----------------------------------------------------------------------------------
Investment Income (note 1)
Dividends                                                               $13,175,620
Interest                                                                  3,616,746
-----------------------------------------------------------------------------------
Total investment income                                                  16,792,366
-----------------------------------------------------------------------------------
Expenses
Management fees (note 4)                                                  6,911,325
12b-1 service fees - Class A (notes 1 and 4)                              1,808,231
12b-1 distribution and service fees - Class B (notes 1 and 4)               730,747
12b-1 distribution and service fees - Class C (notes 1 and 4)               255,849
Shareholders' servicing agent fees and expenses                             968,116
Custodian's fees and expenses                                               123,236
Trustees' fees and expenses (note 4)                                         90,468
Professional fees                                                            59,225
Shareholders' reports - printing and mailing expenses                       319,498
Federal and state registration fees                                          73,347
Amortization of deferred organization costs (note 1)                         36,000
Other expenses                                                               63,116
-----------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement     11,439,158
 Custodian fee credit (note 1)                                               (6,857)
 Expense reimbursement (note 4)                                            (347,366)
-----------------------------------------------------------------------------------
Net expenses                                                             11,084,935
-----------------------------------------------------------------------------------
Net investment income                                                     5,707,431
-----------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 3)           31,610,896
Net change in unrealized appreciation or depreciation of investments     59,442,442
-----------------------------------------------------------------------------------
Net gain from investments                                                91,053,338
-----------------------------------------------------------------------------------
Net increase in net assets from operations                              $96,760,769
===================================================================================


-----
11

                                 See accompanying notes to financial statements.


                                                                                          Year Ended     Year Ended
                                                                                             6/30/99        6/30/98
-------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                   $   5,707,431   $  7,784,661
Net realized gain from investment transactions (notes 1 and 3)                             31,610,896    110,057,991
Net change in unrealized appreciation or depreciation of investments                       59,442,442     33,508,467
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                 96,760,769    151,351,119
--------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                                                                   (1,233,736)    (7,296,320)
 Class B                                                                                       (2,076)      (174,471)
 Class C                                                                                       (4,846)       (50,306)
 Class R                                                                                      (45,702)      (207,438)
From accumulated net realized gains from investment transactions:
 Class A                                                                                  (64,233,341)   (55,954,562)
 Class B                                                                                   (6,427,129)    (3,039,218)
 Class C                                                                                   (2,186,424)      (762,373)
 Class R                                                                                   (1,233,763)    (1,266,493)
--------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                 (75,367,017)   (68,751,181)
--------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                          105,953,619    171,997,447
Net proceeds from shares issued to shareholders due to reinvestment of distributions       49,322,552     55,521,813
--------------------------------------------------------------------------------------------------------------------
                                                                                          155,276,171    227,519,260
Cost of shares redeemed                                                                  (131,707,460)   (54,536,779)
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                                    23,568,711    172,982,481
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                 44,962,463    255,582,419
Net assets at the beginning of year                                                       901,732,337    646,149,918
--------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                           $ 946,694,800   $901,732,337
====================================================================================================================
Balance of undistributed net investment income at the end of year                       $   4,525,655   $    104,584
====================================================================================================================


                                 See accompanying notes to financial statements.

Notes to Financial Statements



1. General Information and Significant Accounting Policies

The Nuveen Growth and Income Stock Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust") which was organized as a Massachusetts business trust in 1996. The Trust (and each series within the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940. Prior to commencement of operations on August 7, 1996, the Trust had no operations other than those related to organizational matters and the initial capital contribution of $100,080 (of which $33,360 was allocated to the Fund) by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on July 29, 1996.

The Fund invests primarily in a diversified portfolio of large- and mid-cap equities of domestic companies as a source of capital growth. In addition to investments in equity securities, the Fund may invest in cash equivalents and short-term fixed income investments in order to preserve capital or to enhance returns or as a temporary defensive measure.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the delayed delivery purchase commitments. At June 30, 1999, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts.

Dividends and Distributions to Shareholders

Net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

-----
13

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of shareholders.

Derivative Financial Instruments

The Fund may invest in options and futures contracts, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended June 30, 1999.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Deferred Organization Costs

The Fund's share of costs incurred by the Trust in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning August 7, 1996 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

-----
14

2. Fund Shares
Transactions in Fund shares were as follows:


                                             Year Ended 6/30/99           Year Ended 6/30/98
                                           ----------------------       -----------------------
                                           Shares         Amount        Shares        Amount
-----------------------------------------------------------------------------------------------
Shares sold:
 Class A                                  2,108,966   $  51,032,462    3,567,835   $ 89,573,723
 Class B                                  1,164,391      28,993,639    2,261,218     56,728,012
 Class C                                    901,784      22,488,408      697,568     17,510,818
 Class R                                    139,756       3,439,110      325,380      8,184,894
Shares issued to shareholders
due to reinvestment of distributions:
 Class A                                  1,881,914      42,862,233    2,217,304     50,837,734
 Class B                                    184,034       4,158,678      119,470      2,714,481
 Class C                                     43,891         990,959       30,815        699,886
 Class R                                     57,417       1,310,682       55,208      1,269,712
-----------------------------------------------------------------------------------------------
                                          6,482,153     155,276,171    9,274,798    227,519,260
-----------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                 (4,484,770)   (107,597,350)  (1,640,986)   (41,459,146)
 Class B                                   (523,515)    (12,739,469)    (108,267)    (2,735,040)
 Class C                                   (226,134)     (5,392,875)     (69,070)    (1,753,632)
 Class R                                   (265,612)     (5,977,766)    (340,624)    (8,588,961)
-----------------------------------------------------------------------------------------------
                                         (5,500,031)   (131,707,460)  (2,158,947)   (54,536,779)
-----------------------------------------------------------------------------------------------
Net increase                                982,122   $  23,568,711    7,115,851   $172,982,481
===============================================================================================

3. Securities Transactions

Purchases and sales (including maturities) of investment securities, U.S. government obligations and short-term investments for the fiscal year ended June 30, 1999, were as follows:

-----------------------------------------------------------------------------------------------
Purchases:
 Investment securities                                                           $1,043,257,403
 U.S. government obligations                                                      1,424,340,844
 Short-term investments                                                           4,372,894,683
Sales:
 Investment securities                                                            1,061,709,999
 U.S. government obligations                                                      1,424,600,000
 Short-term investments                                                           4,391,691,047
===============================================================================================

At June 30, 1999, the identified cost of investments owned for federal income tax purposes was $787,500,652. Net unrealized appreciation for federal income tax purposes aggregated $165,605,167 of which $175,513,869 related to appreciated securities and $9,908,702 related to depreciated securities.

4. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets                                                         Management Fee
-----------------------------------------------------------------------------------------------
For the first $125 million                                                           .8500 of 1%
For the next $125 million                                                            .8375 of 1
For the next $250 million                                                            .8250 of 1
For the next $500 million                                                            .8125 of 1
For the next $1 billion                                                              .8000 of 1
For net assets over $2 billion                                                       .7750 of 1

The Adviser had agreed to waive fees and reimburse expenses in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .95% of the average daily net asset value of any class of Fund shares through July 31, 1998, and 1.05% from August 1, 1998 through July 31, 2000.

-----
15

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company holds a minority interest, under which ICAP manages the Fund's investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the fiscal year ended June 30, 1999, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $1,865,400, of which approximately $1,752,800 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 1999, the Distributor compensated authorized dealers directly with approximately $1,247,800 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 1999, the Distributor retained approximately $802,900 of such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $299,500 of CDSC on share redemptions during the fiscal year ended June 30, 1999.

5. Composition of Net Assets
At June 30, 1999, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

---------------------------------------------------------------------------
Capital paid-in                                                $739,007,776
Balance of undistributed net investment income                    4,525,655
Accumulated net realized gain from investment transactions       30,495,954
Net unrealized appreciation of investments                      172,665,415
---------------------------------------------------------------------------
Net assets                                                     $946,694,800
===========================================================================


-----
16

                             Financial Highlights

-----
17

              Financial Highlights

              Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                        Investment Operations             Less Distributions
                                   -------------------------------   ----------------------------


                                                     Net
                                               Realized/
                                              Unrealized
                     Beginning           Net     Invest-                 Net                        Ending
                           Net       Invest-        ment             Invest-                           Net
Year Ended               Asset          ment        Gain                ment    Capital              Asset        Total
June 30,                 Value     Income(a)      (Loss)     Total    Income      Gains     Total    Value    Return(b)
-----------------------------------------------------------------------------------------------------------------------
Class A (8/96)
  1999                  $26.50          $.19       $2.64     $2.83    $(.04)    $(2.22)   $(2.26)   $27.07       12.37%
  1998                   24.01           .26        4.55      4.81     (.25)     (2.07)    (2.32)    26.50       21.59
  1997(c)**              17.96           .30        6.18      6.48     (.20)      (.23)     (.43)    24.01       36.30
Class B (8/96)
  1999                   26.47           .01        2.61      2.62       --      (2.22)    (2.22)    26.87       11.52
  1998                   24.00           .10        4.51      4.61     (.07)     (2.07)    (2.14)    26.47       20.70
  1997(c)**              17.97           .21        6.13      6.34     (.08)      (.23)     (.31)    24.00       35.37
Class C (8/96)
  1999                   26.43           .01        2.62      2.63       --      (2.22)    (2.22)    26.84       11.58
  1998                   23.98           .10        4.49      4.59     (.07)     (2.07)    (2.14)    26.43       20.63
  1997(c)**              17.97           .21        6.11      6.32     (.08)      (.23)     (.31)    23.98       35.26
Class R (8/96)
  1999                   26.52           .24        2.67      2.91     (.07)     (2.22)    (2.29)    27.14       12.71
  1998                   24.02           .32        4.56      4.88     (.31)     (2.07)    (2.38)    26.52       21.91
  1997(c)**              17.96           .30        6.24      6.54     (.25)      (.23)     (.48)    24.02       36.65

                                                         Ratios/Supplemental Data
                         ----------------------------------------------------------------------------------------
                                                               Ratio                          Ratio
                                                              of Net                         of Net
                                           Ratio of       Investment       Ratio of      Investment
                                           Expenses           Income       Expenses       Income to
                                         to Average       to Average     to Average         Average
                            Ending       Net Assets       Net Assets     Net Assets      Net Assets
                               Net   Before Credit/   Before Credit/  After Credit/   After Credit/     Portfolio
Year Ended                  Assets       Reimburse-       Reimburse-     Reimburse-      Reimburse-      Turnover
June 30,                     (000)             ment             ment        ment(a)         ment(a)          Rate
-----------------------------------------------------------------------------------------------------------------
Class A (8/96)
  1999                   $793,546             1.28%             .72%          1.24%            .76%          134%
  1998                    790,063             1.36              .88           1.20            1.04           131
  1997(c)**               616,209             1.28*            1.45*          1.20*           1.53*          110
Class B (8/96)
  1999                     95,174             2.03             (.01)          1.99             .03           134
  1998                     71,909             2.11              .22           1.95             .38           131
  1997(c)**                10,664             2.03*             .95*          1.95*           1.03*          110
Class C (8/96)
  1999                     41,071             2.02               --           1.98             .04           134
  1998                     21,426             2.11              .23           1.95             .39           131
  1997(c)**                 3,630             2.03*             .96*          1.95*           1.04*          110
Class R (8/96)
  1999                     16,904             1.03              .96            .99            1.00           134
  1998                     18,335             1.11             1.10            .95            1.26           131
  1997(c)**                15,647             1.47*            1.04*           .95*           1.56*          110
=================================================================================================================

*   Annualized.
** All per share amounts reflect a December 18, 1996, stock split of 1.113830, 1.112700, 1.112700 and 1.113806 shares, respectively, for each share of Class A, B, C and R.
(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 4).
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) From commencement of class operations as noted.

-----
18

Report of Independent Public Accountants

To the Board of Trustees and Shareholders of Nuveen Growth and Income Stock Fund

We have audited the accompanying statement of net assets, including the portfolio of investments, of Nuveen Growth and Income Stock Fund (one of the portfolios constituting the Nuveen Investment Trust (a Massachusetts business trust)), as of June 30, 1999, and the related statement of operations, the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Growth and Income Stock Fund as of June 30, 1999, the results of its operations, the changes in its net assets and its financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
August 20, 1999

-----
19

Building a Better Portfolio
Can Make You a Successful Investor

Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth

Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund

Dividend and Growth Fund

Income

Income Fund

Tax-Free Income

National Funds

Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Successful investors know that a well-diversified portfolio -- one that balances different types of investments, levels of risk and tax management -- can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers(SM) including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

-----
20

Fund Information

Board of Trustees
James E. Bacon
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington

Fund Manager
Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and Shareholder Services
Chase Global Funds Services Co.
P.O. Box 5186
New York, NY 10274
(800) 257-8787

Legal Counsel
Chapman & Cutler
Chicago, IL.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

-----
21

[NUVEEN LOGO APPEARS HERE]
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

SERVING

Investors for Generations

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

     The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

     Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

     Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.

                                                                     EAN-GI-6-99

                                                   June 30, 1999   Annual Report

                                                                          NUVEEN
                                                                    Mutual Funds

Extraordinary Talent. Masterful Performance.

Nuveen Balanced Municipal and Stock Fund



For investors seeking

tax-free income and

growth of capital.



[PHOTO APPEARS HERE]





 Featuring Portfolio Management By Nuveen Investment Advisory Services
                                      A Premier Adviser/SM/ for Income Investing

    Contents
 1  Dear Shareholder
 3  From the Portfolio Manager's Perspective
 7  Fund Spotlight
 8  Portfolio of Investments
 14 Statement of Net Assets
 15 Statement of Operations
 16 Statement of Changes in Net Assets
 17 Notes to Financial Statements
 21 Financial Highlights
 23 Report of Independent Public
    Accountants
 24 Building a Better Portfolio
 25 Fund Information

DEAR

Shareholder


At this writing, we're more than halfway through 1999. The much-talked-about millennium (Y2K) looms, which really puts the concept of time in front of us all. We think: "Where did the time go?"

We think about how old, 25 years ago, we thought we would be when the calendar turned January 1, 2000. (And we realize, now, it is really not that old at all.)

We think about all the things we thought we would have accomplished before 1999 became 2000. Most likely, one of your millennium goals was financial. Whether it was to fully fund your retirement accounts or set up trusts for your grandchildren, the fact you're working with a financial adviser and reading this report are positive signs that you're well on your way to achieving your goal.

I'm pleased to report we're meeting our goals, too. In addition to the goals we have established for each mutual fund we manage, we have had to set goals in preparation for the millennium.

     All efforts to safeguard critical systems are right on schedule at Nuveen. It's a goal we set more than 10 years ago. Nuveen's trading, fund management and pricing -- systems that affect you and your investments -- have been updated or replaced to be able to deal accurately with Y2K.

     We continue to work closely with our service providers, transfer agent, custodian and trustee to monitor the readiness of their systems, as well as address any remaining internal systems issues. Testing should be completed by the end of September.

     The Securities and Exchange Commission (SEC), which oversees the securities industry, is also taking significant steps to help our industry make a smooth transition into the year 2000. First, the SEC is requiring all public companies, investment advisers, investment companies and municipal securities issuers to disclose their ability to comply with the Y2K issue.

     In addition, the SEC mandated that tests be conducted on various financial systems to test the ability of exchanges and broker/dealer firms to handle transactions effectively. We participated successfully in those tests.

     With our systems in place and ready to handle Y2K, we look forward to helping you achieve your financial goals in the new millennium.

Your Fund's Fiscal Year. I want to briefly report on the economic environment in which your investment in Nuveen Balanced Municipal and Stock Fund performed. Read on for an in-depth interview with representatives from the portfolio management team for your fund, describing how that team of investment and research professionals directed the portfolio during its fiscal year, July 1, 1998, through June 30, 1999.

     Over the past 12 months, the U.S. economy has continued to be characterized by robust growth, generally low interest rates, and unemployment levels that remain among the lowest in three decades.

[Photo of Timothy R. Schwertfeger appears here]
Timothy R. Schwertfeger
Chairman of the Board

                                "All efforts to
                               safeguard critical
                               systems are right
                                  on schedule
                                  at Nuveen."


                                                           ANNUAL REPORT  page 1

     Concerns, however, about the pace of the economy's expansion have tested the new paradigm that holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching -- and reacting to -- every announcement concerning economic statistics, volatility has increased, especially in the equity markets.

     We have entered a different economic environment from that of 12 months ago. This shift has occurred in response to two factors:

     . the Asian financial crisis of 1998 did not produce the slowdown that was widely expected to keep economic growth from becoming overly robust;

     . evidence of accelerating prices, most obvious in the sudden spike in the April 1999 Consumer Price Index, contributed to the reemergence of the specter of inflation, accompanied by predictions of higher interest rates.

     In an effort to pre-empt this inflation threat, the Federal Reserve moved to raise the federal funds rate by a quarter-point -- to 5.0% -- at the end of June. The upward adjustment to this rate, which represents the amount banks charge one another on overnight loans, marks the first increase since March 1997 and stands in sharp contrast to the three reductions made last fall.

     At the end of June 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 94%, compared with the historical average of 86% over the period 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds --even before the tax advantages of municipals were taken into account. On an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasurys.

     In the coming months, we expect to see a healthy supply of new municipal bonds, although total volume is expected to drop from the near-record levels of 1998. This is due to the dramatic decrease in the refunding of existing bonds in the wake of higher interest rates compared to last June.

Keeping the Balance. The increased volatility in the markets highlights the importance of maintaining balance in your investment portfolio. With a properly balanced portfolio of equities, bonds and cash, your assets are better positioned to weather the markets' ups and downs. A balanced portfolio can also help you increase your opportunities for capital growth while reducing risk. Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan.

     For more information on any Nuveen investment, contact your financial adviser for a prospectus, call Nuveen at (800) 621-7227, or download one from our Web site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we look ahead to a new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
August 16, 1999

                                "Your financial
                               adviser can serve
                                 as a valuable
                              resource in helping
                               you determine if
                                adjustments are
                                 needed in your
                                 current asset
                               allocation plan."

ANNUAL REPORT  page 2

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------
Nuveen Balanced Municipal and Stock Fund features portfolio management by two teams of experts -- one specializing in municipal bonds and the other in large capitalization equities. The two Premier Advisers/sm/ managing the fund are Nuveen Institutional Advisory Corp (NIAC), which manages the municipal portion of the portfolio, and Institutional Capital Corporation (ICAP), managing the equity portion. To help you understand the fund's performance during its fiscal year ended June 30, 1999, Brandon Thomas, director of equity funds at Nuveen, spoke with Tom Spalding of NIAC, and Rob Lyon, president and chief investment officer of ICAP.

BRANDON Equity value investing at Nuveen and ICAP means seeking out stocks of established, well-known companies the portfolio management team believes offer unrecognized value with a "catalyst" that may trigger a rise in the stocks' prices. In the past few years, growth stocks, which generally have higher earnings growth rates than value stocks, have been among the market's best performers, as the economy has grown modestly and investors sought out companies with consistent earnings. In fact, these stocks have outperformed value stocks in each of the past five years, through 1998.

     But, during the first part of 1999, we've seen value stocks make a comeback. To what do you attribute the change?

ROB It's not unusual to see the comeback given the economic conditions that are surfacing. Since October 1998, there have been more than 100 interest rate cuts made by foreign central banks. That has resulted in stronger industrial production throughout the world, which is likely to lead to more positive earnings for many companies. With more companies participating in an accelerating economy, investor confidence then shifts, and value stocks, as well as emerging market issues, are once again attractive to investors.

BRANDON Isn't it extraordinary for a shift of this magnitude from growth to value to take place without our economy having been in a recession?

ROB Yes, it generally would be. But while the United States avoided a recession, much of the world was in a terrible one. It's coming out of it now, and a broad range of companies are benefiting from the turnaround.

BRANDON Let's review the fund's performance during its fiscal year. For the one-year period ended June 30, 1999, the fund returned 5.49%. Since the fund's inception in August 1996, it has gained 13.12%. The fund, at June 30, was 59% invested in municipal bonds, 39% invested in stocks and about 2% invested in cash equivalents.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Adviserssm -- a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. They have been chosen by Nuveen for their rigorously disciplined investment approaches and their consistent long-term performance.

Nuveen's Premier Advisersm for value investing, Institutional Capital Corporation, is a highly successful institutional money manager with nearly 30 years of experience. They specialize in finding undervalued midsize and large company stocks that are poised for significant growth.

Nuveen Institutional Advisory Corp., is the Premier Advisersm for income investing. Averaging 10 years of investment experience, the team members offer a commitment to exhaustive research, an active, value-oriented investment style and the presence and trading leverage of a market leader.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fund's fiscal year ended June 30, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                            ANNUAL REPORT page 3

     We believe investors and their financial advisers will continue to find that balanced funds combining municipals and equities, such as this one, provide a number of key benefits that are sometimes difficult to find in other balanced funds. These benefits include growth potential afforded by equities, a monthly tax-free dividend and moderated risk resulting from asset class diversification.

     What strategies did your team employ in the equity portfolio during the year?

ROB As value investors, we took a hard look at companies that suffered during the Asian financial crisis, which dominated the economic landscape last year. Then we identified individual candidates that met our quantitative criteria -- where earnings were already starting to stabilize or improve, where there would be a significant benefit from the world's economic improvement, and where we determined there could be potential for 20% appreciation.

     I'd like to point out this is a shift from six months ago when we focused on the stocks of companies whose business is primarily domestic in nature. The reason for the change is the same as the shift in the market from growth to value. In August and September of 1998, we were concerned with a global economic slowdown and believed the U.S. would be a safe haven. Now that those concerns have dissipated, we believe there's considerable value in multinational companies, in addition to domestic firms.

BRANDON What companies met those criteria?

ROB One of the fund's strongest performers in the first half of this year was Motorola, Inc. Our analysts determined that its line of cellular phones was much improved and that its upside potential in non-Japan Asia was substantial. Motorola, a leader in global communications and major investor in emerging technologies, is a good example of a company that should benefit from the economic improvement underway throughout the world, particularly in Asia.

Top Five Stock Holdings

General Motors Corporation              5.1%
--------------------------------------------
Philips Electronics N.V.                4.3%
--------------------------------------------
Bell Atlantic Corporation               4.1%
-------------------------------------------
News Corporation Limited Sponsored ADR  3.9%
--------------------------------------------
Bank of America Corporation             3.9%
--------------------------------------------
The companies listed represent their respective percentage as a percentage of total stock holdings as of 6/30/99. Over time, the fund's holdings and their percentages will vary.

BRANDON In addition to focusing on firms that would benefit from the economic turnaround in Asia and the rest of the world, what other strategies were in place during the year?

ROB Corporate restructurings continued to be another central theme guiding our investment choices.

     Philips Electronics N.V., one of the fund's largest holdings, is performing well as its cost-cutting initiatives and divestitures continued to create a more focused corporate strategy. Many people don't realize that Philips is one of the world's leading semiconductor manufacturers and is the No. 1 producer of light bulbs. And as part of its refocusing on its


ANNUAL REPORT  page 4
core consumer electronics business, the company sold its Polygram Records division to Seagram for $12 billion and is now using the proceeds to buy back its own stock. That's just one example of what the Netherlands-based company is doing right.

BRANDON We turn to Tom Spalding to discuss the municipal portion of the portfolio. Throughout 1998, municipal bonds represented a reasonably insulated haven in an otherwise turbulent market, with lower volatility relative to Treasury bonds and other fixed-income investments.

     How did the global economic crises of 1998, the three U.S. rate cuts last fall and the Federal Funds rate hike on June 30, 1999, affect your management of this portion of the fund's portfolio?

TOM Since the inception of the fund, our strategy in managing the municipal portion has been to focus on bonds with intermediate maturities. During the last six months of 1998 and the first three months of this year, these bonds enjoyed solid price gains with the decline in interest rates and were instrumental in moderating the fund's volatility in last summer's stock market decline.

     With the acceleration in economic activity throughout the second quarter of 1999, however, bond prices fell and bond yields rose. Again, concentrating on intermediate-term maturity municipals provided the portfolio with some downside protection, as intermediates tend not to be as affected by interest rate movements.

     There was a second way we were able to take advantage of the rise in interest rates in the second quarter of this year. As rates rose we were able to demonstrate the effectiveness of a balanced portfolio by realizing losses in the fixed-income portfolio in order to offset realized gains in the equity portfolio. These equity gains resulted from the stock market's advance of the past few years. By offsetting gains with losses, taxable distributions were kept as low as possible.

Equity Diversification
[PIE CHART APPEARS HERE]

Consumer Cyclical.....23.3%
Financials............15.7%
Technology............15.6%
Communications........11.1%
Health Care............9.2%
Consumer Staples.......8.6%
Capital Goods..........5.9%
Basic Materials........5.8%
Energy.................2.5%
Transportation.........2.3%

Portfolio composition is subject to change. Composition is based on the fund's
 U.S. stocks and American Depositary Receipts as of 6/30/99.

BRANDON  What are some examples of bonds purchased during the year?

TOM The municipal portion of the portfolio had minimal turnover during the year, but we did add an issue which we believe is particularly attractive, a Southgate, Michigan Community School District bond.

     In the first half of the fiscal year, we also focused on diversifying the fund's municipal holdings geographically. Added during that period were New York City General Obligation Bonds, District of Columbia General Obligation Bonds, as well as Denver Airport Bonds and Nevada Housing Division Bonds.


                             "As value investors,
                              we took a hard look
                               at companies that
                              suffered during the
                                Asian financial
                              crisis ... Then we
                             identified individual
                              candidates that met
                               our quantitative
                                  criteria."

                                                           ANNUAL REPORT  page 5

BRANDON What is your outlook for the fund, especially in light of the recent concerns about inflation?

TOM In terms of the fixed-income portfolio, we believe the fund's holdings are well-positioned. Even if the Fed raises rates again, the intermediate-term nature of the portfolio should serve to help protect against an overall decline in bond prices. And should bond prices rally and rates decline, the portfolio should participate in the advance.

     We'll continue to seek to diversify the portfolio geographically, and add only those bonds that represent attractive value.

     We'll also continue to seek opportunities to manage capital gains distributions by working closely with the equity portfolio managers to realize losses where appropriate. Tax losses can benefit shareholders when they are used to offset capital gains.

ROB We are confident that the fund's equity portfolio is also positioned well, with its low relative valuation, including its low price-to-earnings ratio, whether the market continues its advance or levels off a bit.

     The U.S. economy is very strong. The reason for the interest rate cuts made by the Federal Reserve last fall -- global economic uncertainty -- is behind us. We have had one rate increase by the Fed so far this year, and there may be more, but we think the implications for the stock market are neutral.

     We think an interest rate hike is simply a confirmation that the economy is exhibiting strong growth, which is usually favorable for cyclical, economically sensitive value stocks.

     Basically, we believe small increases in interest rates just confirm that the earnings power of the value stocks are coming back.

     There's no shortage of value opportunities out there, so we will continue to do our homework to identify and add those companies to the portfolio that we believe give the fund's shareholders the best opportunity for continued strong performance.


ANNUAL REPORT  page 6

Fund Spotlight as of June 30, 1999

Quick Facts
                              A Shares     B Shares    C Shares    R Shares
NAV                             $25.45       $25.65      $25.63      $25.33
---------------------------------------------------------------------------
Fund Symbol                      NBMSX        NMNBX       NBMCX         N/A
---------------------------------------------------------------------------
CUSIP                        67064Y883    67064Y875   67064Y867   67064Y859
---------------------------------------------------------------------------
Inception Date                    8/96         8/96        8/96        8/96
---------------------------------------------------------------------------

Total Returns+
                       A Shares        B Shares    C Shares    R Shares
                     NAV     Offer       NAV         NAV         NAV
YTD                 5.26%   -0.79%      4.89%       4.85%       5.42%
-----------------------------------------------------------------------
1-Year              5.49%   -0.56%      4.71%       4.71%       5.81%
-----------------------------------------------------------------------
Since
Inception*         13.12%   10.82%     12.31%      12.28%      13.42%
-----------------------------------------------------------------------
Tax-Exempt
Distribution
Rate                2.05%    1.93%      1.31%       1.31%       2.30%
-----------------------------------------------------------------------
SEC 30-Day
Yield               2.53%    2.38%      1.79%       1.79%       2.78%

     + Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years, which is not reflected in the return figures. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

*    Annualized

Portfolio Allocation

[PIE CHART APPEARS HERE]

Municipal
Bonds..........59%
Equity.........39%
Cash
Equivalents.....2%

Portfolio Statistics

Total Net Assets            $198.3 million
------------------------------------------
Fixed Income
Average Duration                      6.68
------------------------------------------
Average Market
Capitalization (Stocks)        $57 billion
------------------------------------------
Average P/E                           25.9
------------------------------------------
Number of Stocks                        42
------------------------------------------
Expense Ratio*                       1.19%
------------------------------------------

* For Class A shares after reimbursement

Terms To Know

The following are a few terms used throughout this report.

Duration Duration is an indicator of a portfolio's sensitivity to interest rates.

Price/Earnings Ratio (P/E) The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share. A high P/E generally indicates that the market will pay more to obtain the company's stock because investors have confidence in the company's ability to increase its earnings over time. Conversely, a low P/E indicates that investors are less confident that the company's earnings will increase, and therefore are not willing to pay as much for its stock. The weighted average of the price/earnings ratios of the stocks in a mutual fund's portfolio can act as a gauge of the fund's investment strategy in the current market climate by indicating a value orientation (low P/E ratios) or a growth orientation (high P/E ratios).

Total Return Total return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and share price.

Index Comparison(*)

[LINE CHART APPEARS HERE]

        Nuveen Balanced    Nuveen Balanced               Lehman Brothers
         Municipal and       Municipal &                     10-Year
       Stock Fund (NAV)   Stock Fund (Offer)   S&P 500   Municipal Index
       ----------------   ------------------   -------   ---------------
8/96        10000               9425            10000         10000
6/97        11859              11177            13803         10730
6/98        13603              12821            17968         11640
6/99        14350              13525            22058         11907

Nuveen Balanced Municipal and Stock Fund (NAV) $14,350
Nuveen Balanced Municipal and Stock Fund (Offer) $13,525
S&P 500 $22,058
Lehman Brothers 10-Year Municipal Index $11,907

* The Index Comparison shows the change in value of a $10,000 investment in Class A shares of the Nuveen Fund compared with the Standard and Poor's 500 Index and the Lehman Brothers 10-Year Municipal Bond Index. The indexes do not reflect any initial or ongoing expenses. The Nuveen fund returns depicted in the chart reflect the initial maximum sales charge applicable to A shares (5.75%) and all ongoing fund expenses.

Effective January 11, 1999, the maximum sales charge on Class A shares increased to 5.75% from 5.25%.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

                                                           ANNUAL REPORT  page 7

Portfolio of Investments
Nuveen Balanced Municipal and Stock Fund
June 30, 1999

                                                                          Market
 Shares  Description                                                       Value
--------------------------------------------------------------------------------
         COMMON STOCKS - 37.0%

         Basic Materials - 2.2%

 38,700  Akzo Nobel N.V. Sponsored ADR                               $ 1,639,913
 39,000  Monsanto Company                                              1,538,063
 39,650  UPM-Kymmene Oyj Corporation Sponsored ADR                     1,246,497
--------------------------------------------------------------------------------
         Capital Goods - 2.3%

 16,850  Tyco International Ltd.                                       1,596,538
 53,750  Waste Management, Inc.                                        2,889,063
--------------------------------------------------------------------------------
         Communication Services - 4.3%

 37,660  AT&T Corp.                                                    2,101,899
 31,650  Ameritech Corporation                                         2,326,275
 47,500  Bell Atlantic Corporation                                     3,105,313
 15,300  U.S. West, Inc.                                                 898,875
--------------------------------------------------------------------------------
         Consumer Cyclicals - 7.5%

 23,300  Dana Corporation                                              1,073,256
 34,950  Dayton Hudson Corporation                                     2,271,750
 35,950  Dun & Bradstreet Corporation                                  1,273,978
 37,600  Federated Department Stores, Inc.#                            1,990,450
  8,200  Ford Motor Company                                              462,788
 23,400  Gannett Co., Inc.                                             1,670,175
 39,450  General Motors Corporation                                    2,603,700
 23,100  General Motors Corporation - Class H#                         1,299,375
 21,300  TRW Inc.                                                      1,168,838
 22,700  Royal Caribbean Cruises Ltd.                                    993,125
--------------------------------------------------------------------------------
         Consumer Staples - 3.3%

 26,450  BestFoods                                                     1,309,275
 28,200  Fort James Corporation                                        1,068,075
 24,050  Kimberly-Clark Corporation                                    1,370,850
 70,100  Philip Morris Companies Inc.                                  2,817,144
--------------------------------------------------------------------------------
         Energy - 1.0%

 26,040  Elf Aquitaine SA Sponsored ADR                                1,915,568
--------------------------------------------------------------------------------
         Financials - 6.1%

 40,550  Bank of America Corporation                                   2,972,822
 15,700  CIGNA Corporation                                             1,397,300
 56,112  Citigroup Inc.                                                2,665,320
 21,900  Hartford Financial Services Group, Inc.                       1,277,044
 47,450  Household International, Inc.                                 2,247,944
 42,700  U.S. Bancorp                                                  1,451,800



                                                                          Market
 Shares  Description                                                       Value
--------------------------------------------------------------------------------
         Health Care - 3.5%
 30,450  Baxter International Inc.                                   $ 1,846,031
 33,150  Bristol-Myers Squibb Company                                  2,335,003
 61,500  Hoechst AG Sponsored ADR                                      2,829,000
--------------------------------------------------------------------------------
         Technology - 5.9%
 19,600  Computer Associates International, Inc.                       1,078,000
 14,200  International Business Machines Corporation                   1,835,350
 18,896  Motorola, Inc.                                                1,790,396
 18,950  Nortel Networks Corporation                                   1,645,097
 32,238  Philips Electronics N.V.                                      3,252,008
 38,750  Xerox Corporation                                             2,288,672
--------------------------------------------------------------------------------
         Transportation - 0.9%
 14,050  AMR Corporation#                                                958,913
 24,900  Northwest Airlines Corporation#                                 809,250
--------------------------------------------------------------------------------
         Total Common Stocks - (cost $58,769,216)                     73,310,733
         -----------------------------------------------------------------------
         PREFERRED STOCKS - 1.5%

         Consumer Cyclical - 1.5%

 95,200  News Corporation Limited Sponsored ADR                        3,004,750
--------------------------------------------------------------------------------
         Total Preferred Stocks - (cost $1,921,627)                    3,004,750
         -----------------------------------------------------------------------

 Principal                                                                                    Optional Call                   Market
    Amount  Description                                                                         Provisions*   Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
            MUNICIPAL BONDS - 58.9%

            Alabama - 0.2%

$  455,000  Alabama Water Pollution Control Authority, Revolving Fund Loan Bonds,               8/05 at 100         AAA   $  492,938
              Series 1994, 6.625%, 8/15/08
------------------------------------------------------------------------------------------------------------------------------------
            California - 2.6%

 2,500,000  City of Escondido, California, Multifamily Housing Revenue Refunding Bonds,      /05 at 101 1/2         AAA    2,603,150
              Series 1997B (Morning View Terrace Apartments), 5.400%, 1/01/27 (Mandatory
              put 7/01/07)
   735,000  Northern California Power Agency, Public Power Revenue Refunding Bonds,            No Opt. Call          A-      769,302
              Geothermal Project No. 3, 1993 Series A, 5.650%, 7/01/07
   250,000  County of Orange, California, Refunding Recovery Bonds, 1995 Series A, 6.000%,     No Opt. Call         AAA      273,140
              6/01/10
 1,495,000  Palmdale Civic Authority (Civic Center Refinancing), 1997 Series A, 5.375%,         7/07 at 102         AAA    1,522,792
              7/01/12
------------------------------------------------------------------------------------------------------------------------------------
            Colorado - 1.0%

 2,000,000  City and County of Denver, Colorado, Airport System Revenue Bonds, Series          11/06 at 102         AAA    2,075,080
              1996 B, 5.625%, 11/15/08 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
            Connecticut - 3.6%

 1,075,000  Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds,      5/06 at 102          AA    1,120,806
              1996 Series B, Subseries B-2, 5.750%, 11/15/08 (Alternative Minimum Tax)
 1,000,000  State of Connecticut Health and Educational Facilities Authority, Hospital for     No Opt. Call         BBB      996,110
              Special Care Issue, Series B, 5.125%, 7/01/07
 1,485,000  Connecticut Development Authority, First Mortgage Gross Revenue Health Care        12/06 at 103        BBB+    1,445,959
              Project Refunding Bonds, Series 1998A (The Elim Park Baptist Home, Inc.
              Project), 4.875%, 12/01/07
 3,500,000  West Haven Housing Authority (Connecticut), Multifamily Housing Revenue Bonds,      1/01 at 100         N/R    3,538,010
              Series 1998B (Meadows Landing Apartments), 6.000%, 1/01/02 (Alternative
              Minimum Tax)

               Portfolio of Investments
               Nuveen Balanced Municipal and Stock Fund (continued)
               June 30, 1999

 Principal                                                                                  Optional Call                    Market
    Amount  Description                                                                       Provisions*    Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
            District of Columbia -- 2.2%

$3,500,000  District of Columbia, General Obligation Bonds, Series 1998B, 6.000%, 6/01/11    No Opt. Call          AAA    $3,744,650

   500,000  District of Columbia, General Obligation Refunding Bonds, Series A-1, 6.500%,    No Opt. Call          AAA       555,668
              6/01/10
------------------------------------------------------------------------------------------------------------------------------------
            Georgia - 1.4%

 2,000,000  Development Authority of Fulton County (Georgia), Special Facilities Revenue      5/08 at 101         BBB-     1,960,500
              Bonds (Delta Air Lines, Inc. Project), Series 1998, 5.300%, 5/01/13
              (Alternative Minimum Tax)

   805,000  Georgia Housing and Finance Authority, Single Family Mortgage Bonds, 1996         6/06 at 102          AAA       828,184
              Series A, 5.875%, 12/01/19 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
            Idaho - 1.5%

 1,350,000  Idaho Housing and Finance Association, Single Family Mortgage Bonds, 1997         1/07 at 102           A1     1,413,828
              Series D, 5.950%, 7/01/09 (Alternative Minimum Tax)

 1,425,000  Idaho Housing and Finance Association, Single Family Mortgage Bonds, 1997     7/07 at 101 1/2           A1     1,466,582
              Series F, 5.700%, 7/01/10 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
            Illinois - 5.3%

 1,075,000  Village of Bolingbrook, Will and DuPage Counties, Illinois, Residential          No Opt. Call          AAA     1,263,512
              Mortgage Revenue Bonds, Series 1979, 7.500%, 8/01/10

            Community High School District Number 219, Cook County, Illinois (Niles
            Township), General Obligation Limited Tax School Bonds, Series 1998:
 1,130,000    0.000%, 12/01/09                                                               No Opt. Call          AAA       662,553
 2,360,000    0.000%, 12/01/10                                                               No Opt. Call          AAA     1,302,980

            Illinois Development Finance Authority, Economic Development Revenue Bonds,
            Series 1998 (The Latin School of Chicago Project):
   270,000    5.200%, 8/01/11                                                                 8/08 at 100         Baa2       259,678
   200,000    5.250%, 8/01/12                                                                 8/08 at 100         Baa2       191,946
   580,000    5.300%, 8/01/13                                                                 8/08 at 100         Baa2       556,841

 2,160,000  Illinois Health Facilities Authority, Revenue Bonds, Series 1985                  7/04 at 102       N/R***     2,443,997
              (St. Elizabeths Hospital of Chicago, Inc.), 7.250%, 7/01/05
              (Pre-refunded to 7/01/04)

 1,500,000  Illinois Health Facilities Authority, Revenue Bonds, Series 1993 (OSF            11/03 at 102            A     1,551,150
              Healthcare System), 6.000%, 11/15/10

   245,000  Illinois Health Facilities Authority, FHA Insured Mortgage Revenue Bonds,         2/06 at 102          AAA       251,495
              Series 1996 (Sinai Health System), 5.500%, 2/15/09

 1,200,000  Illinois Health Facilities Authority, Revenue Bonds, Series 1997A (Highland      10/07 at 102          AAA     1,249,728
              Park Hospital Project), 5.700%, 10/01/10

   700,000  Kankakee School District No. 111, Kankakee County, Illinois, General Obligation   1/06 at 100          AAA       711,655
              School Bonds, Series 1996, 5.500%, 1/01/12
------------------------------------------------------------------------------------------------------------------------------------
            Indiana - 0.8%

 1,525,000  Indiana Housing Finance Authority, Single Family Mortgage Revenue Bonds,          7/08 at 101          Aaa     1,517,543
              1998 Series C-3, 5.300%, 7/01/13 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
            Kentucky - 1.3%

 2,500,000  County of Boone, Kentucky, Mortgage Revenue Bonds (Normandy Green Apartments     12/99 at 100          N/R     2,510,500
              Project), Series 1998A, 5.200%, 6/20/38 (Alternative Minimum Tax)
              (Mandatory put 12/20/99)
------------------------------------------------------------------------------------------------------------------------------------
            Louisiana - 1.3%

            Parish School Board of the Parish of Jefferson, State of Louisiana, Sales Tax
            School Bonds, Refunding Series 1998:
 1,045,000    0.000%, 3/01/08                                                                No Opt. Call          AAA       675,885
 2,175,000    0.000%, 9/01/08                                                                No Opt. Call          AAA     1,371,838
 1,000,000    0.000%, 3/01/10                                                                No Opt. Call          AAA       575,870
------------------------------------------------------------------------------------------------------------------------------------
            Maine - 0.1%

   255,000  Town of Winslow, Maine (Crowe Rope Industries Project), General Obligation        3/07 at 102          Aaa       268,941
              Tax Increment Financing Bonds, 1997 Series A, 6.000%, 3/01/11 (Alternative
              Minimum Tax)


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------


               Massachusetts - 4.3%

               Massachusetts Development Finance Agency, Resource Recovery Revenue
               Bonds (Ogden Haverhill Project), Series 1998B:
$ 1,720,000      5.100%, 12/01/12 (Alternative Minimum Tax)                                 12/08 at 102         BBB     $1,624,024
  1,885,000      5.200%, 12/01/13 (Alternative Minimum Tax)                                 12/08 at 102         BBB      1,785,981

    250,000    Massachusetts Health and Educational Facilities Authority,                    7/06 at 102         AAA        268,773
               Revenue Bonds, Melrose-Wakefield Healthcare Corp. Issue, Series C,
                 5.700%, 7/01/08 (Pre-refunded  to 7/01/06)

               Massachusetts Industrial Finance Agency, Resource Recovery Revenue
               Refunding Bonds (Ogden Haverhill Project), Series 1998A:
  1,500,000      5.450%, 12/01/12 (Alternative Minimum Tax)                                 12/08 at 102         BBB      1,465,080
  1,825,000      5.500%, 12/01/13 (Alternative Minimum Tax)                                 12/08 at 102         BBB      1,782,332

  1,835,000    Massachusetts Turnpike Authority, Western Turnpike Revenue Bonds,             7/99 at 100         AAA      1,844,175
               1997 Series A, 5.550%, 1/01/17
-----------------------------------------------------------------------------------------------------------------------------------
               Michigan - 1.6%

               Essexville-Hampton Public Schools, County of Bay, State of Michigan,
                 1997 School Building and Site Bonds (General Obligation - Unlimited Tax):
  1,000,000      5.400%, 5/01/11 (Pre-refunded to 5/01/07)                                   5/07 at 100         AAA      1,044,380
  1,010,000      5.500%, 5/01/12 (Pre-refunded to 5/01/07)                                   5/07 at 100         AAA      1,061,369

  1,000,000    Southgate Community School District, County of Wayne, State of                5/09 at 100         AAA      1,042,240
                 Michigan, 1999 School Building and Site Bonds (General Obligation -
                 Unlimited Tax), 5.750%, 5/01/14
-----------------------------------------------------------------------------------------------------------------------------------
               Mississippi - 0.9%

               Jones County, Mississippi, Hospital Revenue Refunding Bonds (South
               Central Regional Medical Center Project), Series 1997:
  1,285,000      5.350%, 12/01/10                                                           12/07 at 100        BBB+      1,283,741
    500,000      5.400%, 12/01/11                                                           12/07 at 100        BBB+        497,965
-----------------------------------------------------------------------------------------------------------------------------------
               Nebraska - 5.0%

  9,921,273    Energy America (Nebraska), Natural Gas Revenue Note (Metropolitan            No Opt. Call         N/R      9,851,824
                 Utility District Project), Series 1997B, 5.700%, 7/01/08
-----------------------------------------------------------------------------------------------------------------------------------
               Nevada - 1.3%

  2,200,000    Nevada Housing Division, Single Family Mortgage Bonds, 1997                   4/07 at 102         Aa3      2,266,880
                 Series A-1 Mezzanine Bonds, 6.000%, 4/01/15 (Alternative Minimum Tax)

    250,000    Airport Authority of Washoe County, Reno, Nevada, Airport Revenue             7/03 at 102         AAA        263,075
                 Refunding Bonds, Series 1993B, 5.875%, 7/01/11
-----------------------------------------------------------------------------------------------------------------------------------
               New Hampshire - 2.3%

  1,450,000    New Hampshire Higher Educational and Health Facilities Authority              1/07 at 102        BBB-      1,473,389
                 (New Hampshire College), Series 1997, 6.200%, 1/01/12

  3,000,000    State of New Hampshire, Turnpike System Revenue Bonds, 1992                   4/02 at 102         AAA      3,158,130
                 Series, 6.000%, 4/01/13
-----------------------------------------------------------------------------------------------------------------------------------
               New York - 10.5%

  2,000,000    Certificates of Participation, The State of New York, The City               No Opt. Call        BBB+      2,120,360
                 University of New York (John Jay College of Criminal Justice
                 Project Refunding), 6.000%, 8/15/06

               Dutchess County Water and Wastewater Authority (New York), Service
               Agreement Revenue Bonds, 1998 Series One:
    420,000      4.850%, 6/01/09                                                             6/08 at 101           A        405,766
    925,000      4.950%, 6/01/10                                                             6/08 at 101           A        894,882
    860,000      5.050%, 6/01/11                                                             6/08 at 101           A        833,392

  5,000,000    Erie County (New York), Industrial Development Agency, Solid                 12/10 at 103         N/R      5,257,950
                 Waste Disposal Facility Revenue Bonds (1998 CanFibre of
                 Lackawanna Project), 8.875%, 12/01/13 (Alternative Minimum Tax)

    500,000    Metropolitan Transportation Authority, Transit Facilities Service            No Opt. Call        BBB+        522,305
                 Contract Bonds, Series O, 5.750%, 7/01/07

    250,000    The City of New York, General Obligation Bonds, Fiscal 1997              11/06 at 101 1/2          A-        262,053
                 Series D, Tax Exempt Bonds, 5.875%, 11/01/11

               Portfolio of Investments
               Nuveen Balanced Municipal and Stock Fund (continued)
               June 30, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               New York (continued)

$   500,000    The City of New York, General Obligation Bonds, Fiscal 1997 Series I,         4/07 at 101          A-     $  530,810
                6.000%, 4/15/09

  4,000,000    The City of New York, General Obligation Bonds, Fiscal 1998 Series D,         8/07 at 101          A-      4,094,640
                5.500%, 8/01/10

               Dormitory Authority of the State of New York, Revenue Bonds, City
               University Issue, Series U:
    160,000     6.375%, 7/01/08 (Pre-refunded to 7/01/02)                                    7/02 at 102     Baa1***        172,099
    115,000     6.375%, 7/01/08                                                              7/02 at 102        Baa1        122,337

  2,000,000    New York State Thruway Authority, Local Highway and Bridge Service            4/06 at 102        BBB+      2,072,200
                Contract Bonds, Series 1996, 5.625%, 4/01/07

    285,000    New York State, Urban Development Corporation, State Facilities              No Opt. Call        BBB+        305,936
                Revenue Bonds, 1995 Refunding Series, 6.250%, 4/01/06

  1,700,000    New York State Urban Development Corporation, Project Revenue Bonds           1/03 at 102        BBB+      1,769,904
                (Cornell Center for Theory and Simulation in Science and Engineering
                Grant), Series 1993, 5.900%, 1/01/07

  1,430,000    New York State Development Corporation, New York Urban Development           No Opt. Call        BBB+      1,560,087
                Corporation, Youth Facilities Revenue Bonds, Series 1997, 6.500%, 4/01/07
-----------------------------------------------------------------------------------------------------------------------------------
               North Carolina - 1.4%

  2,045,000    North Carolina Municipal Power Agency Number 1, Catawba Electric             No Opt. Call         AAA      2,677,375
                Revenue Bonds, Series 1980, 10.500%, 1/01/10
-----------------------------------------------------------------------------------------------------------------------------------
               Ohio - 2.9%

  1,750,000    City of Dayton, Ohio, Special Facilities Revenue Refunding Bonds, 1988       No Opt. Call         BBB      1,823,098
                Series C (Emery Air Freight Corporation and Emery Worldwide Airlines,
                Inc - Guarantors), 6.050%, 10/01/09

  1,500,000    County of Lorain, Ohio, Health Care Facilities Revenue Refunding Bonds,       2/08 at 101         BBB      1,467,615
                Series 1998A (Kendal at Oberlin), 5.375%, 2/01/12

  2,065,000    Ohio Building Authority, State Facilities Refunding Bonds (Toledo             4/03 at 100         AAA      2,389,102
                Government Office Building), 1982 Series A, 10.125%, 10/01/06
                (Pre-refunded to 4/01/03)
-----------------------------------------------------------------------------------------------------------------------------------
               Oklahoma - 0.5%

  1,000,000    Oklahoma Industries Authority, Health System Revenue Refunding Bonds         No Opt. Call         AAA      1,068,440
                (Obligated Group consisting of INTEGRIS Baptist Medical Center, Inc.,
                INTEGRIS South Oklahoma City Hospital Corporation and INTEGRIS Rural
                Health, Inc.) Series 1995D, 6.000%, 8/15/07
-----------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania - 0.6%

  1,250,000    Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue           4/06 at 102         AA+      1,282,125
                Bonds, Series 1996-50A, 5.350%, 10/01/08
-----------------------------------------------------------------------------------------------------------------------------------
               Rhode Island - 0.9%

  1,760,000    City of Providence, Rhode Island, General Obligation Bonds, 1997              7/07 at 101         AAA      1,882,936
                Series A, 6.000%, 7/15/09
-----------------------------------------------------------------------------------------------------------------------------------
               Tennessee - 1.4%

  2,700,000    The Industrial Development Board of the City of Cookeville,                  10/03 at 102           A      2,782,512
                Tennessee, Hospital Refunding Revenue Bonds (Cookeville General
                Hospital Project), Series 1993, 5.750%, 10/01/10
-----------------------------------------------------------------------------------------------------------------------------------
               Texas - 2.3%

  3,000,000    Abilene Higher Education Authority, Inc., Texas, Student Loan                11/08 at 100         Aa3      2,874,150
                Revenue Bonds (Subordinate Lien Fixed Rate Term Bonds), Series 1998B,
                5.050%, 7/01/13 (Alternative Minimum Tax)

    150,000    City of Austin, Texas, Water, Sewer and Electric Refunding Revenue           No Opt. Call          A2        169,400
                Bonds, Series 1982, 14.000%, 11/15/01

    250,000    City of San Antonio, Texas, Airport System Improvement Revenue Bonds,         7/06 at 101         AAA        259,824
                Series 1996, 5.700%, 7/01/09 (Alternative Minimum Tax)

    205,000    Texas Department of Housing and Community Affairs, Single Family              9/06 at 102         AAA        213,806
                Mortgage Revenue Bonds, 1996 Series E, 5.750%, 3/01/10

  1,000,000    Tyler Health Facilities Development Corporation, Texas, Hospital              7/02 at 100        Baa2        990,009
                Revenue Bonds (Mother Frances Hospital Regional HealthCare Center
                Project), Series 1997A, 5.500%, 7/01/09

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Utah - 0.4%

$    500,000   Tooele County, Hazardous Waste Disposal Revenue Bonds (Laidlaw Inc./USPCI     8/05 at 102         BBB   $    532,104
                Clive PJ), Series 1995, 6.750%, 8/01/10 (Alternative Minimum Tax)

     200,000   State Board of Regents of the State of Utah, Student Loan Revenue Bonds,     11/05 at 102         AAA        208,907
                1995 Series N Bonds, 6.000%, 5/01/08 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Washington - 1.3%

   1,060,000   Tacoma School District No. 409, King County, Washington, Unlimited Tax       No Opt. Call         Aaa      1,147,460
                General Obligation Improvement and Refunding Bonds, 1997, 6.000%, 12/01/09

     380,000   Washington State Housing Finance Commission, Single-Family Mortgage           1/04 at 102         AAA        394,918
                Revenue Bonds (Mortgage Backed Securities Program), Series 1995A, 6.650%,
                7/01/16 (Alternative Minimum Tax)

     115,000   Washington Public Power Supply System, Nuclear Project No. 2 Revenue Bonds,  No Opt. Call         Aaa        126,538
                Series 1981A, 14.375%, 7/01/01

     800,000   Washington Public Power Supply System, Project No. 3, Refunding Revenue       7/06 at 102         AAA        836,359
                Bonds, Series 1996-A, 5.700%, 7/01/09
-----------------------------------------------------------------------------------------------------------------------------------
$116,501,273   Total Municipal Bonds - (cost $115,759,860)                                                              116,937,568
============-----------------------------------------------------------------------------------------------------------------------

               SHORT-TERM INVESTMENTS - 1.8%

$    700,000   Michigan State Strategic Fund Pollution Control (Consumers Power Company),                        P-1        700,000
                Variable Rate Demand Bonds, 3.400%, 4/15/18+

   2,800,000   Ohio Air Quality Development Authority, State of Ohio, Air Quality                               A-1+      2,800,000
                Development Revenue Refunding Bonds (The Cincinnati Gas and Electric
                Company Project), 1995 Series A, Variable Rate Demand Bonds, 3.350%,
                9/01/30+
-----------------------------------------------------------------------------------------------------------------------------------
$  3,500,000   Total Short-Term Investments - (cost $3,500,000)                                                           3,500,000
============-----------------------------------------------------------------------------------------------------------------------
               Total Investments - (cost $179,950,703) - 99.2%                                                          196,753,051
               --------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 0.8%                                                                       1,561,749
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $198,314,800
               ====================================================================================================================


#   Non-income producing.

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
    government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

+ Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

Statement of Net Assets
Nuveen Balanced Municipal and Stock Fund
June 30, 1999


---------------------------------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $179,950,703) (note 1)                                            $196,753,051
Cash                                                                                                                347,100
Receivables:
 Dividends                                                                                                          154,174
 Interest                                                                                                         1,831,566
 Investments sold                                                                                                   435,000
 Shares sold                                                                                                        309,307
Deferred organization costs (note 1)                                                                                 81,906
Other assets                                                                                                         32,470
---------------------------------------------------------------------------------------------------------------------------
  Total assets                                                                                                  199,944,574
---------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
 Investments purchased                                                                                              880,159
 Shares redeemed                                                                                                    235,547
Accrued expenses:
 Management fees (note 5)                                                                                           116,348
 12b-1 distribution and service fees (notes 1 and 5)                                                                 84,822
 Other                                                                                                              139,872
Dividends Payable                                                                                                   173,026
---------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                                               1,629,774
---------------------------------------------------------------------------------------------------------------------------
Net assets (note 6)                                                                                            $198,314,800
===========================================================================================================================
Class A Shares (note 1)
Net assets                                                                                                     $123,916,875
Shares outstanding                                                                                                4,869,035
Net asset value and redemption price per share                                                                 $      25.45
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)*     $      27.00
===========================================================================================================================
Class B Shares (note 1)
Net assets                                                                                                     $ 52,717,888
Shares outstanding                                                                                                2,055,103
Net asset value, offering and redemption price per share                                                       $      25.65
===========================================================================================================================
Class C Shares (note 1)
Net assets                                                                                                     $ 20,497,875
Shares outstanding                                                                                                  799,641
Net asset value, offering and redemption price per share                                                       $      25.63
===========================================================================================================================
Class R Shares (note 1)
Net assets                                                                                                     $  1,182,162
Shares outstanding                                                                                                   46,678
Net asset value, offering and redemption price per share                                                       $      25.33
===========================================================================================================================
*Effective January 11, 1999, the maximum sales charge on Class A Shares was increased from 5.25% to 5.75%.

                                 See accompanying notes to financial statements.
14

Statement of Operations
Nuveen Balanced Municipal and Stock Fund
June 30, 1999

------------------------------------------------------------------------------------
Investment Income (note 1)
Dividends                                                                $ 1,159,303
Interest                                                                   5,722,334
------------------------------------------------------------------------------------
Total investment income                                                    6,881,637
------------------------------------------------------------------------------------
Expenses
Management fees (note 5)                                                   1,374,619
12b-1 service fees - Class A (notes 1 and 5)                                 300,341
12b-1 distribution and service fees - Class B (notes 1 and 5)                449,751
12b-1 distribution and service fees - Class C (notes 1 and 5)                178,061
Shareholders' servicing agent fees and expenses                              112,431
Custodian's fees and expenses                                                 85,512
Trustees' fees and expenses (note 5)                                          15,090
Professional fees                                                             36,929
Shareholders' reports - printing and mailing expenses                         70,784
Federal and state registration fees                                           66,452
Amortization of deferred organization costs (note 1)                          36,000
Other expenses                                                                 9,167
------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement       2,735,137
  Custodian fee credit (note 1)                                                 (451)
  Expense reimbursement (note 5)                                             (70,901)
------------------------------------------------------------------------------------
Net expenses                                                               2,663,785
------------------------------------------------------------------------------------
Net investment income                                                      4,217,852
------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)               392,403
Net change in unrealized appreciation or depreciation of investments       5,824,556
------------------------------------------------------------------------------------
Net gain from investments                                                  6,216,959
------------------------------------------------------------------------------------
Net increase in net assets from operations                               $10,434,811
====================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
Nuveen Balanced Municipal and Stock Fund
June 30, 1999


                                                                                          Year Ended     Year Ended
                                                                                             6/30/99        6/30/98
-------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                   $  4,217,852   $  3,281,813
Net realized gain from investment transactions (notes 1 and 4)                               392,403      6,299,554
Net change in unrealized appreciation or depreciation of investments                       5,824,556      7,014,341
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                10,434,811     16,595,708
-------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                                                                  (3,165,304)    (2,448,814)
 Class B                                                                                    (611,994)      (222,804)
 Class C                                                                                    (242,322)      (104,232)
 Class R                                                                                     (43,038)      (172,195)
From accumulated net realized gains from investment transactions:
 Class A                                                                                  (3,293,468)    (1,444,498)
 Class B                                                                                  (1,225,114)      (193,480)
 Class C                                                                                    (486,028)       (90,253)
 Class R                                                                                     (38,192)      (120,260)
-------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                 (9,105,460)    (4,796,536)
-------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                          52,403,705     75,343,559
Net proceeds from shares issued to shareholders due to reinvestment of distributions       5,420,959      3,428,628
-------------------------------------------------------------------------------------------------------------------
                                                                                          57,824,664     78,772,187
Cost of shares redeemed                                                                  (26,489,470)   (15,446,129)
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                                   31,335,194     63,326,058
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                32,664,545     75,125,230
Net assets at the beginning of year                                                      165,650,255     90,525,025
-------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                           $198,314,800   $165,650,255
===================================================================================================================
Balance of undistributed net investment income at the end of year                       $    605,276   $    450,082
===================================================================================================================

                                 See accompanying notes to financial statements.
16

Notes to Financial Statements




1. General Information and Significant Accounting Policies

The Nuveen Balanced Municipal and Stock Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust") which was organized as a Massachusetts business trust in 1996. The Trust (and each series within the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940. Prior to commencement of operations on August 7, 1996, the Trust had no operations other than those related to organizational matters and the initial capital contribution of $100,080 (of which $33,360 was allocated to the Fund) by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on July 29, 1996.

The Fund invests in a mix of equities and tax-exempt securities for capital growth, capital preservation and current tax-exempt income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities and/or securities having remaining maturities of 60 days or less when purchased, are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 1999, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared and distributed to shareholders monthly. Net ordinary taxable income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all of its net investment income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required. In addition, the Fund intends to satisfy conditions which will enable interest from municipal obligations, which is exempt from regular federal income tax when received by the Fund, to qualify as exempt-interest dividends when distributed to shareholders of the Fund. All monthly tax-exempt dividends paid during the fiscal year ended June 30, 1999, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions are subject to federal taxation.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of shareholders.

Derivative Financial Instruments

The Fund may invest in options and futures transactions, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended June 30, 1999.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Deferred Organization Costs

The Fund's share of costs incurred by the Trust in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning August 7, 1996 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                               Year Ended                  Year Ended
                                                                                 6/30/99                     6/30/98
                                                                      -----------------------------  --------------------------
                                                                           Shares         Amount        Shares         Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                  801,383   $ 19,758,610     1,308,803   $ 31,922,378
 Class B                                                                  950,013     23,509,766     1,193,459     29,265,901
 Class C                                                                  361,871      9,025,013       524,249     12,864,555
 Class R                                                                    4,472        110,316        53,309      1,290,725
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                  166,972      4,085,713       125,058      3,001,186
 Class B                                                                   38,607        947,489        10,810        261,191
 Class C                                                                   13,468        330,353         5,838        140,308
 Class R                                                                    2,354         57,404         1,074         25,943
-------------------------------------------------------------------------------------------------------------------------------
                                                                        2,339,140     57,824,664     3,222,600     78,772,187
-------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                 (695,219)   (17,146,719)     (297,703)    (7,230,838)
 Class B                                                                 (202,066)    (5,046,935)      (24,476)      (597,282)
 Class C                                                                 (160,113)    (3,961,328)      (13,171)      (326,708)
 Class R                                                                  (13,418)      (334,488)     (302,461)    (7,291,301)
-------------------------------------------------------------------------------------------------------------------------------
                                                                       (1,070,816)   (26,489,470)     (637,811)   (15,446,129)
-------------------------------------------------------------------------------------------------------------------------------
Net increase                                                            1,268,324   $ 31,335,194     2,584,789   $ 63,326,058
===================================================================================================================================

18

3. Distributions to Shareholders
The Fund declared a dividend distribution from its tax-exempt net investment income which was paid on August 2, 1999, to shareholders of record on July 9, 1999, as follows:

-------------------------------------------------------------------------------
Dividend per share:
  Class A                                                         $.0435
  Class B                                                          .0280
  Class C                                                          .0280
  Class R                                                          .0485
-------------------------------------------------------------------------------

4. Securities Transactions
Purchases and sales (including maturities) of investments in common and preferred stocks, municipal bonds and short-term investments for the fiscal year ended June 30, 1999, were as follows:

-------------------------------------------------------------------------------
Purchases:
  Common and preferred stocks                                $86,498,287
  Municipal bonds                                             34,594,163
  Short-term investments                                      25,100,000

Sales:
  Common and preferred stocks                                 86,831,762
  Municipal bonds                                              7,358,280
  Short-term investments                                      26,300,000
-------------------------------------------------------------------------------

At June 30, 1999, the identified cost of investments owned for federal income tax purposes was $180,519,915. Net unrealized appreciation for federal income tax purposes aggregated $16,233,136 of which $18,153,115 related to appreciated securities and $1,919,979 related to depreciated securities.

5. Management Fee and Other Transactions with Affiliates
Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets                                  Management Fee
-------------------------------------------------------------------------------
For the first $125 million                                    .7500 of 1%
For the next $125 million                                     .7375 of 1
For the next $250 million                                     .7250 of 1
For the next $500 million                                     .7125 of 1
For the next $1 billion                                       .7000 of 1
For net assets over $2 billion                                .6750 of 1
-------------------------------------------------------------------------------

The Adviser had agreed to waive fees and reimburse expenses, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .85% of the average daily net asset value of any class of Fund shares through July 31, 1998, and .95% from August 1, 1998 through July 31, 2000.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company owns a minority interest, under which ICAP manages the Fund's equity portion of the investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the fiscal year ended June 30, 1999, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $776,900, of which approximately $725,200 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 1999, the Distributor compensated authorized dealers directly with approximately $1,018,900 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 1999, the Distributor retained approximately $537,200 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $129,400 of CDSC on share redemptions during the fiscal year ended June 30, 1999.

6. Composition of Net Assets

At June 30, 1999, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

----------------------------------------------------------------------------------
Capital paid-in                                                       $180,665,392
Balance of undistributed net investment income                             605,276
Accumulated net realized gain (loss) from investment transactions          241,784
Net unrealized appreciation of investments                              16,802,348
----------------------------------------------------------------------------------
Net assets                                                            $198,314,800
==================================================================================

7. Investment Composition

At June 30, 1999, the revenue sources by municipal purpose, expressed as a percent of total municipal bonds, were as follows:

--------------------------------------------------------------------------------
Education and Civic Organizations                                             7%
Health Care                                                                   9
Housing/Multifamily                                                           7
Housing/Single Family                                                         9
Tax Obligation/General                                                       14
Tax Obligation/Limited                                                       11
Transportation                                                               10
U.S. Guaranteed                                                              10
Utilities                                                                    20
Other                                                                         3
--------------------------------------------------------------------------------
                                                                            100%
================================================================================

33% of the municipal bonds owned by the Fund are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, either of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Fund's shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of the Fund.

                              Financial Highlights


-----
21

  Financial Highlights

  Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                       Investment Operations                  Less Distributions
                                -----------------------------------     -------------------------------



                                                      Net
                                                Realized/
                                               Unrealized
                  Beginning            Net        Invest-                   Net                              Ending
                        Net        Invest-           ment               Invest-                                 Net
Year Ended            Asset           ment           Gain                  ment     Capital                   Asset         Total
June 30,              Value     Income (a)         (Loss)     Total      Income       Gains       Total       Value     Return(b)
---------------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
    1999             $25.46           $.62          $ .70     $1.32      $(.65)      $(.68)     $(1.33)      $25.45         5.49%
    1998              23.11            .67           2.66      3.33       (.61)       (.37)       (.98)       25.46        14.71
    1997 (c)          20.00            .56           3.02      3.58       (.42)       (.05)       (.47)       23.11        18.05
Class B (8/96)
    1999              25.53            .46            .68      1.14       (.34)       (.68)      (1.02)       25.65         4.71
    1998              23.11            .49           2.67      3.16       (.37)       (.37)       (.74)       25.53        13.91
    1997 (c)          20.00            .40           3.04      3.44       (.28)       (.05)       (.33)       23.11        17.32
Class C (8/96)
    1999              25.51            .45            .69      1.14       (.34)       (.68)      (1.02)       25.63         4.71
    1998              23.10            .49           2.66      3.15       (.37)       (.37)       (.74)       25.51        13.87
    1997 (c)          20.00            .40           3.03      3.43       (.28)       (.05)       (.33)       23.10        17.27
Class R (8/96)
    1999              25.39            .68            .71      1.39       (.77)       (.68)      (1.45)       25.33         5.81
    1998              23.11            .72           2.66      3.38       (.73)       (.37)      (1.10)       25.39        14.94
    1997 (c)          20.00            .61           3.03      3.64       (.48)       (.05)       (.53)       23.11        18.38
=================================================================================================================================

                                                  Ratios/Supplemental Data
                    -------------------------------------------------------------------------------------
                                                    Ratio                            Ratio
                                                   of Net                           of Net
                                  Ratio of     Investment         Ratio of      Investment
                                  Expenses         Income         Expenses       Income to
                                to Average     to Average       to Average         Average
                                Net Assets     Net Assets       Net Assets      Net Assets
                     Ending         Before         Before            After           After
                        Net        Credit/        Credit/          Credit/         Credit/     Portfolio
Year Ended           Assets     Reimburse-     Reimburse-       Reimburse-      Reimburse-      Turnover
June 30,              (000)           ment           ment         ment (a)        ment (a)          Rate
---------------------------------------------------------------------------------------------------------

Class A (8/96)
    1999           $123,917          1.23%          2.48%            1.19%           2.52%            52%
    1998            117,005          1.36           2.47             1.10            2.73             87
    1997 (c)         79,952          1.58*          2.31*            1.10*           2.79*            32
Class B (8/96)
    1999             52,718          1.98           1.79             1.94            1.83             52
    1998             32,384          2.10           1.71             1.85            1.96             87
    1997 (c)          2,051          2.22*          1.62*            1.85*           1.99*            32
Class C (8/96)
    1999             20,498          1.98           1.76             1.94            1.80             52
    1998             14,908          2.11           1.71             1.85            1.97             87
    1997 (c)          1,559          2.29*          1.53*            1.85*           1.97*            32
Class R (8/96)
    1999              1,182           .98           2.73              .94            2.77             52
    1998              1,353          1.11           2.73              .85            2.99             87
    1997 (c)          6,963          2.05*          1.96*             .85*           3.16*            32
==========================================================================================================

*   Annualized.

(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 5).
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) From commencement of class operations as noted.

Report of Independent Public Accountants







To the Board of Trustees and Shareholders of Nuveen Balanced Municipal and Stock Fund:

We have audited the accompanying statement of net assets, including the portfolio of investments, of Nuveen Balanced Municipal and Stock Fund (one of the portfolios constituting the Nuveen Investment Trust (a Massachusetts business trust)), as of June 30, 1999, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Balanced Municipal and Stock Fund as of June 30, 1999, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
August 20, 1999

-----
23

Building a Better Portfolio
Can Make You a Successful Investor



Nuveen Family
of Mutual Funds

Nuveen offers a variety
of funds designed to
help you reach
your financial goals.


Growth

Nuveen Rittenhouse
Growth Fund


Growth and
Income

European Value Fund

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

Dividend and
Growth Fund


Income

Income Fund


Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin


Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

-----
24

Fund Information



Board of Trustees

James E. Bacon
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington


Fund Manager

Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and
Shareholder Services

Chase Global Funds Services Co.
P.O. Box 5186
New York, NY 10274
(800) 257-8787


Legal Counsel

Chapman & Cutler
Chicago, IL.


Independent Public
Accountants

Arthur Andersen LLP
Chicago, IL

-----
25

SERVING
Investors for Generations


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

   The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

   Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

   Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


[PHOTO OF JOHN NUVEEN, SR., APPEARS HERE]
John Nuveen, Sr.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                                                                     EAN-MS-6-99

                                                   June 30, 1999   Annual Report
                                                                          Nuveen
                                                                    Mutual Funds

Extraordinary Talent. Masterful Performance.
              Nuveen Balanced Stock and Bond Fund



[PHOTO APPEARS HERE]

For investors seeking
long-term growth potential
with a measure of downside
protection.




 Featuring Portfolio Management By Nuveen Investment Advisory Services
                                      A Premier Adviser/SM/ for Income Investing

     Contents

  1  Dear Shareholder
  3  From the Portfolio Manager's Perspective
  6  Fund Spotlight
  7  Portfolio of Investments
  9  Statement of Net Assets
 10  Statement of Operations
 11  Statement of Changes in Net Assets
 12  Notes to Financial Statements
 15  Financial Highlights
 16  Report of Independent Public
     Accountants
 17  Fund Information

DEAR

Shareholder



At this writing, we're more than halfway through 1999. The much-talked-about millennium (Y2K) looms, which really puts the concept of time in front of us all. We think: "Where did the time go?"

We think about how old, 25 years ago, we thought we would be when the calendar turned January 1, 2000. (And we realize, now, it is really not that old at all.)

We think about all the things we thought we would have accomplished before 1999 became 2000. Most likely, one of your millennium goals was financial. Whether it was to fully fund your retirement accounts or set up trusts for your grandchildren, the fact you're working with a financial adviser and reading this report are positive signs that you're well on your way to achieving your goal.


I'm pleased to report we're meeting our goals, too. In addition to the goals we have established for each mutual fund we manage, we have had to set goals in preparation for the millennium.

     All efforts to safeguard critical systems are right on schedule at Nuveen. It's a goal we set more than 10 years ago. Nuveen's trading, fund management and pricing -- systems that affect you and your investments -- have been updated or replaced to be able to deal accurately with Y2K.

     We continue to work closely with our service providers, transfer agent, custodian and trustee to monitor the readiness of their systems, as well as address any remaining internal systems issues. Testing should be completed by the end of September.

     The Securities and Exchange Commission (SEC), which oversees the securities industry, is also taking significant steps to help our industry make a smooth transition to the Y2K. First, the SEC is requiring all public companies, investment advisers, investment companies and municipal securities issuers to disclose their ability to comply with the Y2K issue.

     In addition, the SEC mandated that tests be conducted on various financial systems to test the ability of exchanges and broker/dealer firms to handle transactions effectively. We participated successfully in those tests.

     With our systems in place and ready to handle Y2K, we look forward to helping you achieve your financial goals in the new millennium.


Your Fund's Fiscal Year. I want to briefly report on the economic environment in which your investment in Nuveen Balanced Stock and Bond Fund performed. Read on for a more in-depth interview with a representative from the portfolio management team for your fund, describing how that team of investment and research professionals directed the portfolio during its fiscal year, July 1, 1998, through June 30, 1999.

[Photo of Timothy R. Schwertfeger
 appears here]
Timothy R. Schwertfeger
Chairman of the Board

"All efforts to safeguard critical systems are right on schedule at Nuveen."



                                                           ANNUAL REPORT  page 1

"Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan."

   Over the past 12 months, the U.S. economy has continued to be characterized by robust growth, generally low interest rates, and unemployment levels that remain among the lowest in three decades.

   Concerns, however, about the pace of the economy's expansion have tested the new paradigm that holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching -- and reacting to -- every announcement concerning economic statistics, volatility has increased, especially in the equity markets.

   We have entered a different economic environment from that of 12 months ago. This shift has occurred in response to two factors:

   . the Asian financial crisis of 1998 did not produce the slowdown that was widely expected to keep economic growth from becoming overly robust;

   . evidence of accelerating prices, most obvious in the sudden spike in the April 1999 Consumer Price Index, contributed to the reemergence of the specter of inflation, accompanied by predictions of higher interest rates.

   In an effort to pre-empt this inflation threat, the Federal Reserve moved to raise the federal funds rate by a quarter-point -- to 5.0% -- at the end of June. The upward adjustment to this rate, which represents the amount banks charge one another on overnight loans, marks the first increase since March 1997 and stands in sharp contrast to the three reductions made last fall.

   Despite the minimal increase and the Fed's announcement that it would shift to a neutral bias concerning future interest rate action, uncertainty about the board's next move -- which was not diminished by Chairman Greenspan's Congressional testimony in late July -- continues.


Keeping the Balance. The increased volatility in the markets highlights the importance of maintaining balance in your investment portfolio. With a properly balanced portfolio of equities, bonds and cash, your assets are better positioned to weather the markets' ups and downs. A balanced portfolio can also help you increase your opportunities for capital growth while reducing risk. Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan.

   For more information on any Nuveen fund, contact your financial adviser for a prospectus, call Nuveen at (800) 621-7227, or download one from our Web site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

   Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we look ahead to a new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.


Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
August 16, 1999

ANNUAL REPORT  page 2

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------


Value stocks are making a comeback after being out of favor for several years. For those who never doubted the benefits of value investing, such as the managers of Nuveen Balanced Stock and Bond Fund, the resurgence comes as no surprise. Brandon Thomas, director of equity funds at Nuveen, spoke with Rob Lyon, president and chief investment officer of Institutional Capital Corporation (ICAP), Nuveen's Premier Adviser/sm/ for value investing and the subadviser of the fund, about strategies ICAP used in managing the fund during its fiscal year ended June 30, 1999.

BRANDON | Value investing at Nuveen and ICAP means seeking out stocks of established, well-known companies the portfolio management team believes offer unrecognized value with a "catalyst" that may trigger a rise in the stocks' prices. In the past few years, growth stocks, which generally have higher earnings growth rates than value stocks, have been among the market's best performers, as the economy has grown modestly and investors sought out companies with consistent earnings. In fact, growth stocks have outperformed value stocks in each of the past five years, through 1998.

   But, during the first part of 1999, we've seen value stocks make a comeback. To what do you attribute the change?

ROB | It's not unusual to see the comeback given the economic conditions that are surfacing. Since October 1998, there have been more than 100 interest rate cuts made by foreign central banks. That results in stronger industrial production throughout the world, which is likely to lead to more positive earnings for many companies. With more companies participating in an accelerating economy, investor confidence has shifted and value stocks, as well as emerging market issues, are once again attractive to investors.



BRANDON | Isn't it extraordinary for a shift of this magnitude from growth to value to take place without our economy having been in a recession?

ROB | Yes, generally it would be. But while the United States avoided a recession, much of the world was in a terrible one. It's coming out of it now, and a broad range of companies are benefiting from the turnaround.



BRANDON | That seems to be reflected in some of the investment strategies you've employed in the fund, which is 60% invested in stocks, as of June 30, 1999, 38% in Treasury notes and 2% in cash equivalents. Let's first review the fund's performance during its fiscal year. For the one-year period ended June 30, 1999, the fund returned



Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Advisers/sm/ -- a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. They have been chosen by Nuveen for their rigorously disciplined investment approaches and their focus on consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it be blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser/sm/ for value investing, Institutional Capital Corporation, is a highly successful institutional money manager with nearly 30 years of experience. They specialize in finding undervalued midsize and large company stocks that are poised for significant growth.

This disciplined, research-oriented approach is the key investment strategy for Nuveen Balanced Stock and Bond Fund.


Performance figures are quoted for Class A shares at net asset value. Comments cover the fund's fiscal year ended June 30, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                           ANNUAL REPORT  page 3

10.21%, slightly behind the Lipper Balanced Fund Index/1/ benchmark, which returned 11.54%. While we always stress long-term investing, I would like to point out the fund's performance year-to-date, which reflects the shift to value stocks. Our fund returned 9.29%, compared to the Lipper index of 6.17% for the same period ended June 30, 1999. Since the fund's inception in August 1996, the fund has gained 16.86% versus its Lipper peer group's return of 17.53%.

   What strategies did the portfolio team employ during the year to achieve these numbers?

ROB | As value investors, we took a hard look at companies that suffered during the Asian financial crisis, which dominated the economic landscape last year. Then we identified individual candidates that met our quantitative criteria -- where earnings were already starting to stabilize or improve, where there would likely be a significant benefit from the world's economic improvement, and where we determined there could be potential for 20% appreciation.

    This is a shift from six months ago when we focused on the stocks of companies whose business is primarily domestic in nature. The reason for the change is the same as the shift in the market from growth to value. In August and September of 1998, we were concerned with a global economic slowdown and believed the U.S. would be a safe haven. Now that those concerns have dissipated, we believe there's considerable value in multinational companies, in addition to domestic firms.


BRANDON | What companies met those criteria?

ROB | One of the fund's strongest performers in the first half of this year was Motorola. Our analysts determined that its line of cellular phones was much improved and that its upside potential in Asia was substantial. Motorola, a leader in global telecommunications and major investor in emerging technologies, is a good example of a company that should benefit from the economic improvement underway throughout the world, particularly in non-Japan Asia.

Top Ten Stock Holdings/2/

  General Motors Corporation                  5.2%
  ------------------------------------------------
  Philips Electronics N.V.                    4.2%
  ------------------------------------------------
  News Corporation Limited Sponsored ADR      4.2%
  ------------------------------------------------
  Bank of America Corporation                 4.1%
  ------------------------------------------------
  Philip Morris Companies Inc.                3.7%
  ------------------------------------------------
  Waste Management, Inc./3/                   3.7%
  ------------------------------------------------
  Bell Atlantic Corporation                   3.7%
  ------------------------------------------------
  Hoechst AG Sponsored ADR                    3.5%
  ------------------------------------------------
  Citigroup Inc.                              3.4%
  ------------------------------------------------
  Elf Acquitaine SA Sponsored ADR             3.3%
  ------------------------------------------------

The companies listed represent their respective percentage as of 6/30/99. Over time, the fund's holdings and their percentages will vary as the prices of the stocks vary.



BRANDON | What other strategies were in place during the year?

ROB | Corporate restructurings continued to be another central theme this year.

   Philips Electronics N.V., one of the fund's largest holdings, is performing well as its cost-cutting initiatives and divestitures continued to create a more focused corporate strategy. Many people don't realize that Philips is one of the world's leading semiconductor manufacturers and is the No. 1 producer of light bulbs. And as part of its strategy to refocus on its core consumer electronics business, the company sold its Polygram Records division to Seagram for $12 billion and is now using the proceeds

/1/The Lipper Peer Group returns reflect the performance of the Lipper Balanced
   Fund Index, a managed index that represents the average returns of the 30 largest funds in the Lipper Balanced Fund category. The returns assume reinvestment of dividends but do not include any initial or ongoing expenses.

/2/As a percentage of stock holdings.

/3/Shortly after the close of the fund's fiscal year, its position in Waste
   Management was sold.

ANNUAL REPORT  page 4
to buy back its own stock. That's just one example of what we believe the Netherlands-based company is doing right.

    Additionally, General Motors advanced sharply on increased sales resulting in part from its vigorous restructuring efforts. The company's new streamlined organization should allow it to respond to customer needs and to leverage economies of scale.



BRANDON | What about the fixed-income part of the portfolio? How did the global economic crises of 1998, the three U.S. rate cuts last fall and the subsequent rate hike on June 30th affect your management of this portion of the fund's portfolio?

ROB U.S. | Treasurys were a bright spot last year in the portfolio, as their value swelled when investors worldwide looked to these safe investment vehicles as the place to invest when the rest of the world's economies weren't so certain.

    We concentrated on U.S. Treasury issues in the intermediate segment of the yield curve. During the last six months of 1998 and the first three months of this year, these bonds enjoyed solid price gains with the decline in interest rates and were instrumental in moderating the fund's volatility in last summer's stock market decline.

    With the acceleration in economic activity throughout the second quarter of 1999, however, bond prices fell and bond yields rose. Again, concentrating on the intermediate-term maturity Treasurys provided the portfolio with some downside protection.

Equity Diversification

[PIE CHART APPEARS HERE]

Consumer Cyclicals..  23.5%
Financials..........  15.8%
Technology..........  15.4%
Communications......  10.4%
Health Care.........   9.1%
Consumer Staples....   8.7%
Capital Goods.......   5.8%
Basic Materials.....   5.7%
Energy..............   3.3%
Transportation......   2.3%

Portfolio composition is as of 6/30/99 and is subject to change. Composition is based on the fund's U.S. common and preferred stocks and American Depositary Receipts.


BRANDON | What is your outlook for the fund, especially in light of the recent talk about inflation?

ROB | We are confident the portfolio is positioned well, with its low relative valuation, including its low price-to-earnings ratio, whether the market continues its advance or levels off a bit.

   The U.S. economy is very strong. The reason for the interest rate cuts made by the Federal Reserve last fall -- global economic uncertainty -- is behind us. We have had one rate increase by the Fed so far this year, and there may be more, but we think the implications for the stock market are neutral.

   We think an interest rate hike is simply a confirmation that the economy is exhibiting strong growth, which is usually favorable for cyclical, economically sensitive value stocks.

   Basically, we believe small increases in interest rates just confirm that the earnings power of the value stocks is coming back.

   There's no shortage of value opportunities out there, so we will continue to do our homework to identify and add those companies to the portfolio that we believe provide the fund the best opportunity for continued strong performance.

   "As value investors, we took a hard look at companies that suffered during the Asian financial crisis...Then we identified individual candidates that met our quantitative criteria."

                                                           ANNUAL REPORT  page 5

Fund Spotlight as of June 30, 1999


Terms To Know

The following are a few terms used throughout this report.

Market capitalization Also referred to as market cap, market capitalization is a measure of a corporation's value, calculated by multiplying the number of outstanding shares of common stock by the current market price per share. Market capitalization is usually grouped into these main categories:

          Large cap:   more than $5 billion in market capitalization
          Mid cap:     between $1 billion and $5 billion
          Small cap:   $1 billion or less

Price/Earnings Ratio (P/E) The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share. A high P/E generally indicates that the market will pay more to obtain the company's stock because investors have confidence in the company's ability to increase its earnings over time. Conversely, a low P/E indicates that investors are less confident that the company's earnings will increase, and therefore are not willing to pay as much for its stock. The weighted average of the price/earnings ratios of the stocks in a mutual fund's portfolio can act as a gauge of the fund's investment strategy in the current market climate by indicating a value orientation (low P/E ratios) or a growth orientation (high P/E ratios).

Total Return Total return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and share price.

Yield Curve The yield curve describes the relationship between the yield on a given type of debt and the maturity of that debt.


Quick Facts

                      A Shares        B Shares        C Shares        R Shares
NAV                     $27.18          $27.18          $27.19          $27.18
------------------------------------------------------------------------------
Fund Symbol              NNSAX           NNSBX             N/A             N/A
------------------------------------------------------------------------------
CUSIP                67064Y107       67064Y206       67064Y305       67064Y404
------------------------------------------------------------------------------
Inception Date            8/96            8/96            8/96            8/96
------------------------------------------------------------------------------


Portfolio Allocation


[Pie Chart Appears Here]


Equity ................ 60%
U.S. Treasury Notes ... 38%
Cash Equivalents ......  2%


Total Returns+

                           A Shares         B Shares     C Shares     R Shares
                       NAV        Offer        NAV          NAV          NAV
YTD                    9.29%      2.99%       8.88%        8.88%        9.42%
------------------------------------------------------------------------------
1-Year                10.21%      3.87%       9.39%        9.39%       10.48%
------------------------------------------------------------------------------
Since Inception*      16.86%     14.49%      16.00%       16.00%       17.14%
------------------------------------------------------------------------------
SEC 30-Day Yield       2.06%      1.94%       1.32%        1.32%        2.31%

+ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years, which is not reflected in the return figures. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

*  Annualized


Portfolio Statistics

Total Net Assets                        $92.0 million
Fixed Income Average Duration                    5.67
Average Market Capitalization (Stocks)    $57 billion
Average P/E                                      25.9
Number of Stocks                                   42
Expense Ratio*                                  1.19%

* For A shares after reimbursement


Growth of $10,000 Investment+ (Invested on 8/31/96)

[Line Chart Appears Here]

          Nuveen Balanced   Nuveen Balanced
           Stock & Bond      Stock & Bond
            Fund (NAV)       Fund (Offer)
          ---------------   ---------------
8/96           10000             10000
6/97           12309             11601
6/98           14365             13539
6/99           15830             14920

Nuveen Balanced Stock and Bond Fund (NAV) $15,830
Nuveen Balanced Stock and Bond Fund (Offer) $14,920
S&P 500 $22,058
Lehman Brothers Intermediate Treasury Index $12,053

+ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Standard and Poor's 500 Index and the Lehman Brothers Intermediate Treasury Index. The indexes do not reflect any initial or ongoing expenses. The Nuveen fund returns depicted in the chart reflect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing fund expenses.


Effective January 11, 1999, the maximum sales charge on Class A Shares increased to 5.75% from 5.25%.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

ANNUAL REPORT  page 6

                      Portfolio of Investments
                      Nuveen Balanced Stock and Bond Fund
                      June 30, 1999

                                                                         Market
Shares    Description                                                     Value
-------------------------------------------------------------------------------
          COMMON STOCKS -- 57.3%
          Basic Materials -- 3.4%
28,500    Akzo Nobel N.V. Sponsored ADR                             $ 1,207,688
27,000    Monsanto Company                                            1,064,813
27,450    UPM-Kymmene Oyj Corporation Sponsored ADR                     862,959
-------------------------------------------------------------------------------
          Capital Goods -- 3.4%
12,050    Tyco International Ltd.                                     1,141,738
37,600    Waste Management, Inc.                                      2,021,000
-------------------------------------------------------------------------------
          Communications Services -- 6.2%
27,191    AT&T Corp.                                                  1,517,598
21,000    Ameritech Corporation                                       1,543,500
30,900    Bell Atlantic Corporation                                   2,020,082
11,000    U.S. West, Inc.                                               646,250
-------------------------------------------------------------------------------
          Consumer Cyclicals -- 11.7%
16,900    Dana Corporation                                              778,456
24,700    Dayton Hudson Corporation                                   1,605,500
25,200    Dun & Bradstreet Corporation                                  893,025
29,100    Federated Department Stores, Inc.#                          1,540,481
 5,900    Ford Motor Company                                            332,981
16,200    Gannet Co., Inc.                                            1,156,275
28,150    General Motors Corporation                                  1,857,900
18,200    General Motors Corporation -- Class H#                      1,023,750
14,200    TRW Inc.                                                      779,225
16,300    Royal Caribbean Cruises Ltd.                                  713,125
-------------------------------------------------------------------------------
          Consumer Staples -- 5.2%
19,350    BestFoods                                                     957,825
22,300    Fort James Corporation                                        844,613
16,850    Kimberly-Clark Corporation                                    960,450
50,300    Philip Morris Companies Inc.                                2,021,431
-------------------------------------------------------------------------------
          Energy -- 2.0%
24,670    Elf Aquitaine SA Sponsored ADR                              1,814,787
-------------------------------------------------------------------------------
          Financials -- 9.4%
30,850    Bank of America Corporation                                 2,261,691
11,450    CIGNA Corporation                                           1,019,050
39,312    Citigroup Inc.                                              1,867,320
14,600    Hartford Financial Services Group, Inc.                       851,363
34,000    Household International, Inc.                               1,610,750
31,100    U.S. Bancorp                                                1,057,400

                Portfolio of Investments
                Nuveen Balanced Stock and Bond Fund (continued)
                June 30, 1999


                                                                                                                Market
     Shares    Description                                                                                       Value
----------------------------------------------------------------------------------------------------------------------
               Health Care -- 5.4%
     20,700    Baxter International Inc.                                                                   $ 1,254,938
     25,600    Bristol-Myers Squibb Company                                                                  1,803,200
     41,900    Hoechst AG Sponsored ADR                                                                      1,927,400
----------------------------------------------------------------------------------------------------------------------
               Technology -- 9.2%
     14,600    Computer Associates International, Inc.                                                         803,000
     10,100    International Business Machines Corporation                                                   1,305,425
     13,904    Motorola, Inc.                                                                                1,317,404
     13,000    Nortel Networks Corporation                                                                   1,128,563
     23,072    Philips Electronics N.V.                                                                      2,327,388
     27,050    Xerox Corporation                                                                             1,597,641
----------------------------------------------------------------------------------------------------------------------
               Transportation -- 1.4%
     10,350    AMR Corporation#                                                                                706,388
     17,400    Northwest Airlines Corporation#                                                                 565,500
----------------------------------------------------------------------------------------------------------------------
               Total Common Stock - (cost $41,660,571)                                                      52,709,873
               -------------------------------------------------------------------------------------------------------
                PREFERRED STOCKS -- 2.5%
                Consumer Cyclicals -- 2.5%
     72,600     News Corporation Limited Sponsored ADR                                                       2,291,438
----------------------------------------------------------------------------------------------------------------------
                Total Preferred Stock -- (cost $1,390,625)                                                   2,291,438
                ------------------------------------------------------------------------------------------------------

  Principal                                                                                                     Market
     Amount    Description                                                                                       Value
----------------------------------------------------------------------------------------------------------------------
               U.S. GOVERNMENT OBLIGATIONS -- 38.6%
               U.S. Treasury Notes:
 $4,310,000      7.500%, 5/15/02                                                                           $ 4,518,768
  7,375,000      7.875%, 11/15/04                                                                            8,052,578
  3,780,000      6.500%, 5/15/05                                                                             3,895,763
 10,285,000      7.000%, 7/15/06                                                                            10,895,672
----------------------------------------------------------------------------------------------------------------------
               U.S. Treasury Bonds:
  5,325,000      7.250%, 5/15/16                                                                             5,844,188
  2,385,000      6.000%, 2/15/26                                                                             2,319,413
-----------------------------------------------------------------------------------------------------------------------
               Total U.S. Government Obligations -- (cost $35,648,997)                                      35,526,382
               -------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS -- 2.0%
 $1,800,000    Wal Mart Stores, Inc., Commercial Paper, effective yield of 5.73%, 7/01/99                  $ 1,800,000
----------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments -- (cost $1,800,000)                                             1,800,000
               -------------------------------------------------------------------------------------------------------
               Total Investments -- (cost $80,500,193) -- 100.4%                                            92,327,693
               -------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities -- (0.4)%                                                        (373,066)
               -------------------------------------------------------------------------------------------------------
               Net Assets -- 100%                                                                          $91,954,627
               =======================================================================================================



           # Non-income producing.

                         ---------
                         8

                                 See accompanying notes to financial statements.

                      Statement of Net Assets
                      Nuveen Balanced Stock and Bond Fund
                      June 30, 1999


-----------------------------------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $80,500,193) (note 1)                                                $92,327,693
Cash                                                                                                                  203,606
Receivables:
   Dividends and interest                                                                                             698,142
   Shares sold                                                                                                        158,013
Deferred organization costs (note 1)                                                                                   82,691
Other assets                                                                                                           25,878
-----------------------------------------------------------------------------------------------------------------------------
     Total assets                                                                                                  93,496,023
-----------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
   Investments purchased                                                                                              749,183
   Shares redeemed                                                                                                     55,113
Accrued expenses:
   Management fees (note 4)                                                                                            47,988
   12b-1 distribution and service fees (notes 1 and 4)                                                                 29,821
   Other                                                                                                              124,808
Dividends payable                                                                                                     534,483
-----------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                                              1,541,396
-----------------------------------------------------------------------------------------------------------------------------
Net assets (note 5)                                                                                               $91,954,627
=============================================================================================================================
Class A Shares (note 1)
Net assets                                                                                                        $67,512,011
Shares outstanding                                                                                                  2,483,794
Net asset value and redemption price per share                                                                    $     27.18
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)*        $     28.84
=============================================================================================================================
Class B Shares (note 1)
Net assets                                                                                                        $12,855,890
Shares outstanding                                                                                                    472,983
Net asset value, offering and redemption price per share                                                          $     27.18
=============================================================================================================================
Class C Shares (note 1)
Net assets                                                                                                        $ 7,141,658
Shares outstanding                                                                                                    262,705
Net asset value, offering and redemption price per share                                                          $     27.19
=============================================================================================================================
Class R Shares (note 1)
Net assets                                                                                                        $ 4,445,068
Shares outstanding                                                                                                    163,556
Net asset value, offering and redemption price per share                                                          $     27.18
=============================================================================================================================
* Effective January 11, 1999, the maximum sales charge on Class A Shares was increased from 5.25% to 5.75%.

                                   See accpanying notes to financial statements.

Statement of Operations

Nuveen Balanced Stock and Bond Fund
Year Ended June 30, 1999

-----------------------------------------------------------------------------------
Investment Income (note 1)
Dividends                                                                $  935,682
Interest                                                                  2,072,266
-----------------------------------------------------------------------------------
Total investment income                                                   3,007,948
-----------------------------------------------------------------------------------
Expenses
Management fees (note 4)                                                    650,113
12b-1 service fees -- Class A (notes 1 and 4)                                 166,640
12b-1 distribution and service fees -- Class B (notes 1 and 4)                106,921
12b-1 distribution and service fees -- Class C (notes 1 and 4)                 55,428
Shareholders' servicing agent fees and expenses                              76,664
Custodian's fees and expenses                                                58,661
Trustees' fees and expenses (note 4)                                         11,076
Professional fees                                                            15,196
Shareholders' reports -- printing and mailing expenses                         47,119
Federal and state registration fees                                          61,287
Amortization of deferred organization costs (note 1)                         36,000
Other expenses                                                                7,007
-----------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement      1,292,112
    Custodian fee credit (note 1)                                            (2,405)
    Expense reimbursement (note 4)                                         (144,674)
-----------------------------------------------------------------------------------
Net expenses                                                              1,145,033
-----------------------------------------------------------------------------------
Net investment income                                                     1,862,915
-----------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 3)            2,685,999
Net change in unrealized appreciation or depreciation of investments      4,176,532
-----------------------------------------------------------------------------------
Net gain from investments                                                 6,862,531
-----------------------------------------------------------------------------------
Net increase in net assets from operations                               $8,725,446
===================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets

Nuveen Balanced Stock and Bond Fund

                                                                          Year Ended      Year Ended
                                                                             6/30/99         6/30/98
----------------------------------------------------------------------------------------------------
Operations
Net investment income                                                   $  1,862,915    $  2,347,199
Net realized gain from investment transactions (notes 1 and 3)             2,685,999       4,988,412
Net change in unrealized appreciation or depreciation of investments       4,176,532       4,596,358
----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                 8,725,446      11,931,969
----------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
    Class A                                                               (1,491,505)     (1,955,711)
    Class B                                                                 (170,929)       (165,258)
    Class C                                                                  (93,642)        (64,225)
    Class R                                                                  (98,001)       (175,931)
From accumulated net realized gains from investment transactions:
    Class A                                                               (2,988,949)     (1,410,980)
    Class B                                                                 (473,062)       (120,791)
    Class C                                                                 (232,637)        (50,758)
    Class R                                                                 (161,189)       (204,679)
----------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                 (5,709,914)     (4,148,333)
----------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                          17,356,264      28,460,346
Net proceeds from shares issued to shareholders
due to reinvestment of distributions                                       4,127,472       3,182,983
----------------------------------------------------------------------------------------------------
                                                                          21,483,736      31,643,329
Cost of shares redeemed                                                  (20,069,879)    (16,266,187)
----------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                    1,413,857      15,377,142
----------------------------------------------------------------------------------------------------
Net increase in net assets                                                 4,429,389      23,160,778
Net assets at the beginning of year                                       87,525,238      64,364,460
----------------------------------------------------------------------------------------------------
Net assets at the end of year                                           $ 91,954,627    $ 87,525,238
====================================================================================================
Balance of undistributed net investment income at the end of year       $     13,617    $      4,779
====================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements


1.  General Information and Significant Accounting Policies
The Nuveen Balanced Stock and Bond Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust") which was organized as a Massachusetts business trust in 1996. The Trust (and each series within the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940. Prior to commencement of operations on August 7, 1996, the Trust had no operations other than those relating to organizational matters and the initial capital contribution of $100,080 (of which $33,360 was allocated to the Fund) by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on July 29, 1996.

The Fund invests in a mix of equities, taxable bonds and cash equivalents for capital growth, capital preservation and current income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation
Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the delayed delivery purchase commitments. At June 30, 1999, the Fund had no such outstanding purchase commitments.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts.

Dividends and Distributions to Shareholders
Net investment income is declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes
The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of shareholders.

Derivative Financial Instruments
The Fund may invest in options and futures transactions, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended June 30, 1999.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Deferred Organization Costs
The Fund's share of costs incurred by the Trust in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning August 7, 1996 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.


2.  Fund Shares

Transactions in Fund shares were as follows:

                                           Year Ended 6/30/99          Year Ended 6/30/98
                                        ------------------------    -------------------------
                                          Shares          Amount       Shares          Amount
---------------------------------------------------------------------------------------------
Shares sold:
    Class A                              249,981    $  6,320,839      519,941    $ 13,025,786
    Class B                              224,425       5,686,636      372,091       9,257,698
    Class C                              180,324       4,627,668      124,310       3,141,845
    Class R                               28,167         721,121      120,833       3,035,017
Shares issued to shareholders due to
  reinvestment of distributions:
    Class A                              136,296       3,414,330      116,290       2,853,684
    Class B                               14,507         362,620        6,908         169,109
    Class C                                4,175         104,710        1,846          45,583
    Class R                                9,825         245,812        4,668         114,607
---------------------------------------------------------------------------------------------
                                         847,700      21,483,736    1,266,887      31,643,329
---------------------------------------------------------------------------------------------
Shares redeemed:
    Class A                             (540,472)    (13,837,529)    (376,287)     (9,460,805)
    Class B                             (158,426)     (4,121,472)     (13,633)       (346,082)
    Class C                              (78,718)     (2,018,644)     (10,327)       (264,621)
    Class R                               (3,791)        (92,234)    (249,979)     (6,194,679)
---------------------------------------------------------------------------------------------
                                        (781,407)    (20,069,879)    (650,226)    (16,266,187)
---------------------------------------------------------------------------------------------
Net increase                              66,293    $  1,413,857      616,661    $ 15,377,142
=============================================================================================

3. Securities Transactions

Purchases and sales (including maturities) of investment securities, U.S. government obligations and short-term investments for the fiscal year ended June 30, 1999, were as follows:

--------------------------------------------
Purchases:
 Investment securities          $ 65,980,339
 U.S. government obligations     116,842,117
 Short-term investments          286,790,044
Sales:
 Investment securities            68,977,761
 U.S. government obligations     112,084,410
 Short-term investments          289,550,000
============================================

At June 30, 1999, the identified cost of investments owned for federal income tax purposes was $80,945,858. Net unrealized appreciation for federal income tax purposes aggregated $11,381,835 of which $12,556,815 related to appreciated securities and $1,174,980 related to depreciated securities.

4. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets           Management Fee
-------------------------------------------------
For the first $125 million            .7500 of 1%
For the next $125 million             .7375 of 1
For the next $250 million             .7250 of 1
For the next $500 million             .7125 of 1
For the next $1 billion               .7000 of 1
For net assets over $2 billion        .6750 of 1
=================================================

The Adviser has agreed to waive fees and reimburse expenses in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .85% of the average daily net asset value of any class of Fund shares through July 31, 1998 and .95% from August 1, 1998 through July 31, 2000.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company holds a minority interest, under which ICAP manages the Fund's investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the fiscal year ended June 30, 1999, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $238,200, of which approximately $221,300, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 1999, the Distributor compensated authorized dealers directly with approximately $245,000 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 1999, the Distributor retained approximately $133,500 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $98,100 of CDSC on share redemptions during the fiscal year ended June 30, 1999.

5. Composition of Net Assets

At June 30, 1999, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

--------------------------------------------------------------------------
Capital paid-in                                                $77,578,556
Balance of undistributed net investment income                      13,617
Accumulated net realized gain from investment transactions       2,534,954
Net unrealized appreciation of investments                      11,827,500
--------------------------------------------------------------------------
Net assets                                                     $91,954,627
==========================================================================

-----
14

Financial Highlights

Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                           Investment Operations           Less Distributions
                                       ----------------------------     ---------------------------
                                                        Net
                                                  Realized/
                                                 Unrealized
                         Beginning         Net      Invest-               Net                         Ending
                               Net     Invest-         ment           Invest-                            Net
Year Ended                   Asset        ment         Gain              ment    Capital               Asset       Total
June 30,                     Value  Income (a)        (Loss)   Total   Income      Gains     Total     Value  Return (b)
------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
  1999                      $26.39       $.5 8        $1.93    $2.51    $(.57)    $(1.15)   $(1.72)   $27.18     10.21%
  1998                       23.84         .77         3.11     3.88     (.76)      (.57)    (1.33)    26.39     16.71
  1997 (c)                   20.00         .70         3.66     4.36     (.42)      (.10)     (.52)    23.84     22.04
Class B (8/96)
  1999                       26.39         .39         1.93     2.32     (.38)     (1.15)    (1.53)    27.18      9.39
  1998                       23.84         .59         3.10     3.69     (.57)      (.57)    (1.14)    26.39     15.86
  1997 (c)                   20.00         .46         3.75     4.21     (.27)      (.10)     (.37)    23.84     21.26
Class C (8/96)
  1999                       26.39         .40         1.93     2.33     (.38)     (1.15)    (1.53)    27.19      9.39
  1998                       23.84         .59         3.10     3.69     (.57)      (.57)    (1.14)    26.39     15.86
  1997 (c)                   20.00         .53         3.68     4.21     (.27)      (.10)     (.37)    23.84     21.26
Class R (8/96)
  1999                       26.39         .65         1.93     2.58     (.64)     (1.15)    (1.79)    27.18     10.48
  1998                       23.84         .83         3.11     3.94     (.82)      (.57)    (1.39)    26.39     16.99
  1997 (c)                   20.00         .61         3.80     4.41     (.47)      (.10)     (.57)    23.84     22.31
========================================================================================================================

Class (Inception Date)
                                                       Ratios/Supplemental Data
                             ---------------------------------------------------------------------------
                                                           Ratio                       Ratio
                                                          of Net                      of net
                                           Ratio of   Investment     Ratio of     Investment
                                           Expenses       Income     Expenses      Income to
                                         to Average   to Average   to Average        Average
                                         Net Assets   Net Assets   Net Assets     Net Assets
                                Ending       Before       Before        After          After
                                   Net      Credit/      Credit/      Credit/        Credit/   Portfolio
Year Ended                      Assets   Reimburse-   Reimburse-   Reimburse-     Reimburse-    Turnover
June 30,                          (000)        ment         ment      ment (a)      ment (a)        Rate
--------------------------------------------------------------------------------------------------------
Class A (8/96)
  1999                         $67,512         1.36%        2.10%        1.19%        2.27%         96%
  1998                          69,614         1.48         2.68         1.10         3.06          86
  1997 (c)                      56,686         1.71*        2.78*        1.10*        3.39*         52
Class B (8/96)
  1999                          12,856         2.11         1.37         1.94         1.54          96
  1998                          10,356         2.24         1.93         1.85         2.32          86
  1997 (c)                         646         2.49*        1.59*        1.85*        2.23*         52
Class C (8/96)
  1999                           7,142         2.10         1.39         1.94         1.55          96
  1998                           4,142         2.24         1.92         1.85         2.31          86
  1997 (c)                         980         2.31*        2.07*        1.85*        2.53*         52
Class R (8/96)
  1999                           4,445         1.11         2.36          .94         2.53          96
  1998                           3,413         1.23         2.94          .85         3.32          86
  1997 (c)                       6,052         2.29*        1.68*         .85*        3.12*         52
========================================================================================================

*    Annualized.
(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 4).
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  From commencement of class operations as noted.

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Balanced Stock and Bond Fund:

We have audited the accompanying statement of net assets, including the portfolio of investments, of Nuveen Balanced Stock and Bond Fund (one of the portfolios constituting the Nuveen Investment Trust (a Massachusetts business trust)), as of June 30, 1999, and the related statement of operations, the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Balanced Stock and Bond Fund as of June 30, 1999, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
August 20, 1999

Fund Information



Board of Trustees

James E. Bacon
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington

Fund Manager

Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and
Shareholder Services

Chase Global Funds Services Co.
P.O. Box 5186
New York, NY 10274
(800) 257-8787

Legal Counsel

Chapman & Cutler
Chicago, IL

Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

SERVING

Investors for Generations

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

   The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

   Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

   Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.


[Logo of Nuveen appears here]
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                                                   June 30, 1999   Annual Report

                                                                          NUVEEN
                                                                    Mutual Funds



Extraordinary Talent. Masterful Performance.

                          Nuveen European Value Fund



                                         For investors seeking

                                         long-term growth potential and

                                         international diversification.
[PICTURE APPEARS HERE]








 Featuring Portfolio Management By Nuveen Investment Advisory Services
                                     A Premier Adviser/SM/ for Income Investing

   Contents
 1 Dear Shareholder
 3 From the Portfolio Manager's Perspective
 6 Fund Spotlight
 7 Portfolio of Investments
 8 Statement of Net Assets
 9 Statement of Operations
 9 Statement of Changes in Net Assets
10 Notes to Financial Statements
14 Financial Highlights
15 Report of Independent Public
   Accountants
16 Building a Better Portfolio
17 Fund Information

DEAR
Shareholder


At this writing, we're more than halfway through 1999. The much-talked-about millennium (Y2K) looms, which really puts the concept of time in front of us all. We think: "Where did the time go?"

We think about how old, 25 years ago, we thought we would be when the calendar turned January 1, 2000. (And we realize, now, it is really not that old at all.)

We think about all the things we thought we would have accomplished before 1999 became 2000. Most likely, one of your millennium goals was financial. Whether it was to fully fund your retirement accounts or set up trusts for your grandchildren, the fact you're working with a financial adviser and reading this report are positive signs that you're well on your way to achieving your goal.

I'm pleased to report we're meeting our goals, too. In addition to the goals we have established for each mutual fund we manage, we have had to set goals in preparation for the millennium.

     All efforts to safeguard critical systems are right on schedule at Nuveen. It's a goal we set more than 10 years ago. Nuveen's trading, fund management and pricing -- systems that affect you and your investments -- have been updated or replaced to be able to deal accurately with Y2K.

     We continue to work closely with our service providers, transfer agent, custodian and trustee to monitor the readiness of their systems, as well as address any remaining internal systems issues. Testing should be completed by the end of September.

     The Securities and Exchange Commission (SEC), which oversees the securities industry, is also taking significant steps to help our industry make a smooth transition into the year 2000. First, the SEC is requiring all public companies, investment advisers, investment companies and municipal securities issuers to disclose their ability to comply with the Y2K issue.

     In addition, the SEC mandated that tests be conducted on various financial systems to test the ability of exchanges and broker/dealer firms to handle transactions effectively. We participated successfully in those tests.

     With our systems in place and ready to handle Y2K, we look forward to helping you achieve your financial goals in the new millennium.

Your Fund's Fiscal Year. I want to briefly report on the economic environment in which your investment in Nuveen European Value Fund performed. Read on for an in-depth interview with a representative from the portfolio management team for your fund, describing how that team of investment and research professionals directed the portfolio during its fiscal year, July 1, 1998, through June 30, 1999.

   Over the past 12 months, the U.S. economy has continued to be characterized by robust growth, generally low interest rates, and unemployment levels that remain among the lowest in three decades.

[PICTURE OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

                                "All efforts to
                               safeguard critical
                               systems are right
                                  on schedule
                                  at Nuveen."

                                                           ANNUAL REPORT  page 1

                                "Your financial
                               adviser can serve
                                 as a valuable
                             resource in helping
                               you determine if
                                adjustments are
                                 needed in your
                                 current asset
                               allocation plan."


   Concerns, however, about the pace of the economy's expansion have tested the new paradigm that holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching -- and reacting to -- every announcement concerning economic statistics, volatility has increased, especially in the equity markets.

   We have entered a different economic environment from that of 12 months ago. This shift has occurred in response to two factors:

   . the Asian financial crisis of 1998 did not produce the slowdown that was widely expected to keep economic growth from becoming overly robust;

   . evidence of accelerating prices, most obvious in the sudden spike in the April 1999 Consumer Price Index, contributed to the reemergence of the specter of inflation, accompanied by predictions of higher interest rates.

   In an effort to pre-empt this inflation threat, the Federal Reserve moved to raise the federal funds rate by a quarter-point -- to 5.0% -- at the end of June. The upward adjustment to this rate, which represents the amount banks charge one another on overnight loans, marks the first increase since March 1997 and stands in sharp contrast to the three reductions made last fall.

   Despite the minimal increase and the Fed's announcement that it would shift to a neutral bias concerning future interest rate action, uncertainty about the board's next move -- which was not diminished by Chairman Greenspan's Congressional testimony in late July -- continues.

   The European markets had a difficult time last summer, as financial turmoil in Asia and Russia affected economies around the world. However, the difficulties were short-lived and the Morgan Stanley Capital International
(MSCI) Europe Index was flat for the 12-month period, posting only a 0.054% loss.

   We feel there have been several economic developments in Europe that have created investment opportunities for investors, including:

   . lower interest rates     . the privatization of some of Europe's businesses

   . corporate restructuring  . the continued development of Eastern Europe

Keeping the Balance. The increased volatility in the markets highlights the importance of maintaining balance in your investment portfolio. With a properly balanced portfolio of equities, bonds and cash, your assets are better positioned to weather the markets' ups and downs. A balanced portfolio can also help you increase your opportunities for capital growth while reducing risk. Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan.

   For more information on any Nuveen investment, contact your financial adviser for a prospectus, call Nuveen at (800) 621-7227, or download one from our Web site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

   Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we look ahead to a new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
August 16, 1999

ANNUAL REPORT  page 2

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------


In its inaugural fiscal year, Nuveen European Value Fund faced a European market that was overcoming Asian and Russian financial turmoil, economies that were managing the advent of the European Monetary Union (EMU), as well as a market in which growth stocks continued to outperform value stocks. These factors made the fund's relative success even sweeter. Brandon Thomas, director of equity funds at Nuveen, spoke with Rob Lyon, president and chief investment officer of Institutional Capital Corporation (ICAP), Nuveen's Premier Adviser/sm/ for value investing and the subadviser of the fund, about strategies ICAP used in managing the fund during its fiscal year ended June 30, 1999.

BRANDON The fund is ranked in the top 12% of the Lipper European Fund Index/1/ for the one-year period ended June 30, 1999. Nuveen European Value Fund had a positive average annual total return of 1.63% versus the Lipper index 1.89% loss, which must please your investment team.

To what do you attribute this performance?

ROB We're happy to have come out of the gate with relative strong performance. The fund also outperformed the Lipper index for the year-to-date period and since inception./1/ From the beginning of 1999 to June 30, 1999, the fund returned 4.51% versus the index, which returned 0.71%. Since the fund's inception May 29, 1998, the fund returned 0.95% versus the Lipper index's loss of 1.49%.

[PIE CHART APPEARS HERE]

Equity Diversification

Financials........................  22.4%
Consumer Cyclicals................  19.0%
Basic Materials...................  13.2%
Communications....................  13.2%
Consumer Staples..................   9.5%
Technology........................   5.7%
Health Care.......................   5.4%
Transportation....................   4.5%
Capital Goods.....................   4.5%
Energy............................   2.6%

Portfolio composition is as of 6/30/99 and is subject to change. Composition is based on the fund's U.S. stocks and American Depositary Receipts.

    We attribute much of the fund's strength to our disciplined value-investing approach and to the return of value stocks. Our stock selection process identifies stocks of established, well-known European companies offering exceptional relative value and attractive price appreciation potential. We use proprietary quantitative valuation models to determine which of these stocks appears to be undervalued in today's market. Additionally, we look for a catalyst that could be the key to unlocking hidden value and trigger price appreciation. The catalyst may be as simple as an anticipated change in management or as complex as a fundamentally improved industry outlook.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call Premier Advisers/sm/ -- a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. They have been chosen by Nuveen for their rigorously disciplined investment approaches and their focus on consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it be blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser/sm/ for value investing, Institutional Capital Corporation, is a highly successful institutional money manager with nearly 30 years of experience. They specialize in finding undervalued midsize and large company stocks that are poised for significant growth.

This disciplined, research-oriented approach is the key investment strategy for Nuveen European Value Fund.

/1/ The Lipper Peer Group returns reflect the performance of the Lipper European Fund Index, a managed index that represents the average returns of the 30 largest funds in the Lipper European Fund Category. The returns assume reinvestment of dividends but do not include any initial or ongoing expenses.

     Performance figures are quoted for Class A shares at net asset value. Comments cover the fund's fiscal year ended June 30, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.



                                                           ANNUAL REPORT  page 3

BRANDON  What sorts of companies did you add to the portfolio during the year?

ROB Much like in Nuveen's domestically focused equity portfolios, our strategy focused on corporate restructurings. Philips Electronics N.V., one of the fund's largest holdings, is performing well as its cost-cutting initiatives and divestitures continued to create a more focused corporate strategy. Many people don't realize that Philips is one of the world's leading semiconductor manufacturers and is the No. 1 producer of light bulbs. And as part of its strategy to refocus on its core consumer electronics business, the company sold its Polygram Records division to Seagram for $12 billion and is now using the proceeds to buy back its own stock. That's just one example of what's going right in the Netherlands-based company.

    Other strong performers included BOC Group plc and UPM-Kymmene Corp. BOC, an industrial gas company based in the United Kingdom, is witnessing a structural change in the demand for its products from basic manufacturing applications toward electronic technologies. BOC, along with UPM-Kymmene, a Finnish forest products company, performed well due in part to the worldwide recovery of value-oriented stocks.



BRANDON In the past few years, growth stocks, which generally have higher earnings growth rates than value stocks, have been among the market's best performers, as the economy has grown modestly and investors sought out companies with consistent earnings. In fact, growth stocks have outperformed value stocks in each of the past five years, through 1998.

    But, during the first part of 1999, as you've mentioned, we've seen value stocks make a comeback. To what do you attribute the change?

ROB It's not unusual to see the comeback given the economic conditions that have surfaced. Since October 1998, there have been more than 100 interest rate cuts made by foreign central banks. That has resulted in stronger industrial production throughout the world, which is likely to lead to more positive earnings for many companies. With more companies participating in an accelerating economy, investor confidence is shifting, and value stocks, as well as emerging market issues, are once again attractive to investors.


Top Ten Stock Holdings

  Daimler-Chrysler AG...............................   6.1%
-------------------------------------------------------------
  Philips Electronics N.V...........................   5.7%
-------------------------------------------------------------
  Hoechst AG Sponsored ADR..........................   5.4%
-------------------------------------------------------------
  Diageo plc Sponsored ADR..........................   5.0%
-------------------------------------------------------------
  Bank Austria AG Sponsored ADR.....................   4.7%
-------------------------------------------------------------
  Vivendi Sponsored ADR.............................   4.6%
-------------------------------------------------------------
  Royal & Sun Alliance Insurance Group plc ADR......   4.6%
-------------------------------------------------------------
  ING Groep NV Sponsored ADR........................   4.5%
-------------------------------------------------------------
  Compagnie Financiere Richemont AG Sponsored ADR...   4.5%
-------------------------------------------------------------
  Granada Group plc.................................   4.5%
-------------------------------------------------------------



The companies listed represent their respective percentage of total stock holdings as of 6/30/99. Over time, the fund's holdings and their percentages will vary.

ANNUAL REPORT  page 4

BRANDON  Did the war in Kosovo have any affect on the European markets?

ROB The war was perhaps the most significant event in the region during the second quarter of 1999, but it seemed to have little impact on stock prices, except for a minor advance when the war ended.

    What appeared to have had a greater effect on European markets was Wal-Mart's long-anticipated entry into Europe this spring. Wal-Mart's entry was through the purchase of a UK retailer, news of which sent shudders through the European retailing community. The discount retailer's presence should mean lower prices for consumers but reduced profit margins for retailers.

[PIE CHART APPEARS HERE]

Country Allocation

Netherlands..................................  23.4%
United Kingdom...............................  22.5%
France.......................................  16.1%
Germany......................................  11.5%
Switzerland..................................   8.7%
Austria......................................   4.7%
Finland......................................   4.4%
Ireland......................................   4.4%
Greece.......................................   4.3%

    In general for the fund's fiscal year, European markets were mixed. From July 1998 through the end of that year, the markets were challenged when turmoil in Russia affected economics around the world. As interest rate cuts swept across Europe, and the countries prepared for the introduction of the Euro January 1, 1999, prices rebounded. The markets have traded in a fairly narrow range in 1999.



BRANDON What is your outlook for Nuveen European Value Fund as it enters its second fiscal year?

ROB Our focus for the portfolio continues to be on stocks of European companies doing business primarily in Europe and the United States, which should show stronger growth than most other regions of the world.

    We'll also continue to focus on corporate restructurings.
    Finally, easier global monetary polices should provide the impetus for better performance among many of the European Value Fund holdings.


                             "The war was perhaps
                             the most significant
                             event in the region
                              during the second
                               quarter of 1999,
                             but it seemed to have
                             little impact on stock
                              prices, except for a
                               minor advance when
                                 the war ended."

                                                           ANNUAL REPORT  page 5

Fund Spotlight as of June 30, 1999

Terms To Know

The following are a few terms used throughout this report.

Market Capitalization Also referred to as market cap, market capitalization is a measure of a corporation's value, calculated by multiplying the number of outstanding shares of common stock by the current market price per share. Market capitalization is usually grouped into these main categories:

Large cap:  over $5 billion in market capitalization
Mid cap:    between $1 billion and $5 billion
Small cap:  $1 billion or less

Price/Earnings Ratio (P/E) The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share. A high P/E generally indicates that the market will pay more to obtain the company's stock because investors have confidence in the company's ability to increase its earnings over time. Conversely, a low P/E indicates that investors are less confident that the company's earnings will increase, and therefore are not willing to pay as much for its stock. The weighted average of the price/earnings ratios of the stocks in a mutual fund's portfolio can act as a gauge of the fund's investment strategy in the current market climate by indicating a value orientation (low P/E ratios) or a growth orientation (high P/E ratios).

Total Return Total return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and share price.

Quick Facts
                        A Shares    B Shares    C Shares    R Shares
NAV                       $20.17      $20.04      $20.04      $20.21
----------------------------------------------------------------------
Fund Symbol                  N/A         N/A         N/A         N/A
----------------------------------------------------------------------
CUSIP                  67064Y842   67064Y834   67064Y826   67064Y818
----------------------------------------------------------------------
Inception Date              5/98        5/98        5/98        5/98
----------------------------------------------------------------------

Total Returns+
                        A Shares          B Shares    C Shares   R Shares
                     NAV        Offer        NAV         NAV        NAV

YTD                 4.51%      -1.51%       4.16%       4.21%      4.66%
------------------------------------------------------------------------------
1-Year              1.63%      -4.21%       0.86%       0.86%      1.86%
------------------------------------------------------------------------------
Since
Inception*          0.95%      -4.41%       0.23%       0.23%      1.22%

+ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years, which is not reflected in the return figures. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in total return figures.

*  Annualized

Index Comparison.

[LINE CHART APPEARS HERE]

        Nuveen European    Nuveen European       Lipper           MSCI
        Value Fund (NAV)    Value (Offer)    European Index   Europe IX GD
        ----------------   ---------------   --------------   ------------
5/98         10000               9425            10000           10000
6/98          9941               9370            10029           10112
6/99         10103               9522             9840           10057

Nuveen European Value Fund (NAV) $10,103
Nuveen European Value Fund (Offer) $9,522
Lipper European Index $9,840
MSCI Europe IX GD $10,057

 . The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the MSCI Europe Index and the Lipper European Index. The MSCI Europe Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 14 European countries. The Lipper European Fund Index represents the average returns of the 30 largest funds in the Lipper European Fund Category. Index returns reflect total returns and assume reinvestment of dividends but do not include any initial or ongoing expenses. The Nuveen fund returns depicted in the chart reflect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing fund expenses.

Portfolio Allocation

[PIE CHART APPEARS HERE]

Equity . . . . 100%

Portfolio Statistics

Total Net Assets           $11,254 million
--------------------------------------------
Average Market
Capitalization (Stocks)        $28 billion
--------------------------------------------
Average P/E                           17.9
--------------------------------------------
Number of Stocks                        22
--------------------------------------------
Expense Ratio*                       1.55%
--------------------------------------------

* For Class A shares after reimbursement

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

ANNUAL REPORT  page 6

                  Portfolio of Investments
                  Nuveen European Value Fund
                  June 30, 1999

                                                                                                                             Market
     Shares    Description                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------------------
               COMMON STOCKS -- 98.5%

               Basic Materials -- 13.0%

     11,200    Akzo Nobel N.V. Sponsored ADR                                                                            $   474,600

     12,300    BOC Group plc Sponsored ADR                                                                                  495,844

     15,600    UPM-Kymmene Oyj Corporation Sponsored ADR                                                                    490,425
-----------------------------------------------------------------------------------------------------------------------------------
               Capital Goods -- 4.4%

     13,300    Lagardere S.C.A. Sponsored ADR                                                                               495,143
-----------------------------------------------------------------------------------------------------------------------------------
               Communications Services -- 13.0%

     43,500    Hellenic Telecommunications Organization SA Sponsored ADR                                                    481,219

      9,900    KPN N.V. Sponsored ADR                                                                                       475,200

     31,500    Vivendi Sponsored ADR                                                                                        510,337
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Cyclicals -- 18.7%

      7,572    Daimler-Chrysler AG                                                                                          672,962

     26,800    Granada Group plc (DD)                                                                                       497,125

    101,500    Independent News & Media PLC                                                                                 490,351

     14,700    Peninsular and Oriental Sponsored ADR                                                                        441,648
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples -- 9.4%

     25,800    Compagnie Financiere Richemont AG Sponsored ADR                                                              501,093

     12,900    Diageo plc Sponsored ADR                                                                                     554,700
-----------------------------------------------------------------------------------------------------------------------------------
               Energy -- 2.5%

      3,900    Elf Aquitaine SA Sponsored ADR                                                                               286,894
-----------------------------------------------------------------------------------------------------------------------------------
               Financials -- 22.1%

      7,900    Axa Sponsored ADR                                                                                            492,269

     49,000    Bank Austria AG Sponsored ADR                                                                                515,426

      9,150    ING Groep N.V. Sponsored ADR                                                                                 503,250

      1,550    UBS AG                                                                                                       462,925

     11,300    Royal & Sun Alliance Insurance Group plc ADR                                                                 508,090
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care -- 5.4%

     13,100    Hoechst AG Sponsored ADR                                                                                     602,600
-----------------------------------------------------------------------------------------------------------------------------------
               Technology -- 5.6%

      6,302    Philips Electronics N.V.                                                                                     635,714
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation -- 4.4%

     17,300    KLM Royal Dutch Airlines Sponsored ADR                                                                       494,131
-----------------------------------------------------------------------------------------------------------------------------------

               Total Investments  (cost $10,054,835)  98.5%                                                              11,081,946
               --------------------------------------------------------------------------------------------------------------------

               Other Assets Less Liabilities - 1.5%                                                                         171,998
               --------------------------------------------------------------------------------------------------------------------

               Net Assets - 100%                                                                                        $11,253,944
               ====================================================================================================================

               (DD) Portion of security purchased on a delayed delivery basis (note 1).

                                 See accompanying notes to financial statements.

               Statement of Net Assets
               Nuveen European Value Fund
               June 30, 1999




-----------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $10,054,835) (note 1)            $11,081,946
Cash                                                                              124,401
Receivables:
  Dividends                                                                        26,671
  Fund manager (note 4)                                                               752
  Investments sold                                                                 27,607
  Shares sold                                                                      79,324
Deferred organization costs (note 1)                                              125,370
Other assets                                                                       88,056
-----------------------------------------------------------------------------------------
     Total assets                                                              11,554,127
-----------------------------------------------------------------------------------------
Liabilities
Payable for investments purchased                                                  86,089
Accrued expenses:
  12b-1 distribution and service fees (notes 1 and 4)                               3,710
  Other                                                                           210,384
-----------------------------------------------------------------------------------------
     Total liabilities                                                            300,183
-----------------------------------------------------------------------------------------
Net assets (note 5)                                                           $11,253,944
=========================================================================================
Class A Shares (note 1)
Net assets                                                                    $ 3,277,480
Shares outstanding                                                                162,475
Net asset value and redemption price per share                                $     20.17
Offering price per share (net asset value per share plus
  maximum sales charge of 5.75% of offering price)                            $     21.40
=========================================================================================
Class B Shares (note 1)
Net assets                                                                    $ 3,130,383
Shares outstanding                                                                156,204
Net asset value, offering and redemption price per share                      $     20.04
=========================================================================================
Class C Shares (note 1)
Net assets                                                                    $   710,945
Shares outstanding                                                                 35,484
Net asset value, offering and redemption price per share                      $     20.04
=========================================================================================
Class R Shares (note 1)
Net assets                                                                    $ 4,135,136
Shares outstanding                                                                204,606
Net asset value, offering and redemption price per share                      $     20.21
=========================================================================================

                                 See accompanying notes to financial statements.
        8

                         Statement of Operations
                         Nuveen European Value Fund
                         Year Ended June 30, 1999
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                                                             $   250,611
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 4)                                                                                                    92,987
12b-1 service fees - Class A (notes 1 and 4)                                                                                 6,419
12b-1 distribution and service fees - Class B (notes 1 and 4)                                                               28,225
12b-1 distribution and service fees - Class C (notes 1 and 4)                                                                6,060
Shareholders' servicing agent fees and expenses                                                                              4,610
Custodian's fees and expenses                                                                                               49,611
Trustees' fees and expenses (note 4)                                                                                           969
Professional fees                                                                                                           21,194
Shareholders' reports - printing and mailing expenses                                                                       18,142
Federal and state registration fees                                                                                          4,741
Amortization of deferred organization costs (note 1)                                                                        32,000
Other expenses                                                                                                               2,560
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                                                       267,518
  Custodian fee credit (note 1)                                                                                            (12,814)
  Expense reimbursement (note 4)                                                                                           (86,754)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                               167,950
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                       82,661
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions (notes 1 and 3)                                                     (834,511)
Net change in unrealized appreciation or depreciation of investments                                                     1,037,490
-----------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                                                                  202,979
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                                             $   285,640
===================================================================================================================================

                         Statement of Changes in Net Assets
                         Nuveen European Value Fund

                                                                                                                      May 29, 1998
                                                                                     Year Ended       (commencement of operations)
                                                                                        6/30/99              through June 30, 1998
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                               $    82,661                         $    4,334
Net realized gain (loss) from investment transactions (notes 1 and 3)                  (834,511)                            (1,619)
Net change in unrealized appreciation or depreciation of investments                  1,037,490                            (10,446)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                   285,640                             (7,731)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                                (1,314)                              (106)
  Class B                                                                                    --                               (179)
  Class C                                                                                    --                                (22)
  Class R                                                                                (4,385)                            (4,369)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                (5,699)                            (4,676)
-----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                      9,930,964                          3,730,770
Net proceeds from shares issued to shareholders due to reinvestment of distributions      2,735                                 --
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      9,933,699                          3,730,770
Cost of shares redeemed                                                              (2,678,059)                                --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in assets from Fund share transactions                                   7,255,640                          3,730,770
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                            7,535,581                          3,718,363
Net assets at the beginning of period                                                 3,718,363                                 --
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                      $11,253,944                        $3,718,363
===================================================================================================================================
Balance of undistributed (overdistributed) net investment income at end of period    $    76,620                        $     (342)
===================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements




1. General Information and Significant Accounting Policies

The Nuveen European Value Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust") which was organized as a Massachusetts business trust in 1996. The Trust (and each series within the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940. Prior to commencement of operations on May 29, 1998, the Fund had no operations other than those related to organizational matters.

The Fund invests primarily in a diversified portfolio of stocks of established, well-known European companies with at least $1 billion in market capitalization and seeks to provide over time a superior total return with moderated risk. In addition to investments in equity securities, the Fund may invest in cash equivalents and short-term investments as a temporary defensive measure.

The Fund may invest in a variety of European securities, including American Depository Receipts ("ADRs") and other types of depository receipts; equity securities of European companies that may or may not be publicly traded in the U.S.; Eurodollar convertibles; fixed-income securities of European companies that may or may not be publicly traded in the U.S.; and debt obligations issued or guaranteed by European governments, their agencies, authorities or instrumentalities. All foreign investments involve certain risks in addition to those associated with U.S. investments.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

Common stocks and other equity securities are valued at the last sales price that day. Securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. At June 30, 1999, the Fund had an outstanding delayed delivery purchase commitment of $30,396.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts.

Dividends and Distributions to Shareholders

Net investment income is declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchase under limited circumstances.

Derivative Financial Instruments

The Fund may invest in options and futures contracts, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended June 30, 1999.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Deferred Organization Costs

The Fund's costs incurred in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning May 29, 1998 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

Foreign Currency Translations

To the extent that the Fund invests in securities that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) on investments.

Foreign Currency Transactions

The Fund may engage in foreign currency exchange transactions in connection with its portfolio investments and assets and liabilities denominated in foreign currencies. The Fund may engage in foreign currency forward contracts, options and futures transactions. The Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In addition, the Fund may segregate assets to cover its futures contracts obligations.

The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are "marked-to-market" daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. As of June 30, 1999, there were no open foreign currency forward contracts, options or futures transactions.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                                       May 29, 1998
                                                                                                (commencement of operations)
                                                                         Year Ended 6/30/99         through June 30, 1998
                                                                      -----------------------   ------------------------------
                                                                         Shares        Amount        Shares       Amount
------------------------------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                                              194,861   $ 3,715,826         5,134   $  101,463
   Class B                                                              186,211     3,593,989        16,844      333,000
   Class C                                                               47,596       931,339         2,115       42,015
   Class R                                                               86,684     1,689,810       163,073    3,254,292
Shares issued to shareholders due to reinvestment of distributions:
   Class A                                                                   69         1,043            --           --
   Class B                                                                    5           104            --           --
   Class C                                                                   --            --            --           --
   Class R                                                                   98         1,588            --           --
------------------------------------------------------------------------------------------------------------------------------
                                                                        515,524     9,933,699       187,166    3,730,770
------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                                              (37,589)     (672,167)           --           --
   Class B                                                              (46,856)     (907,051)           --           --
   Class C                                                              (14,227)     (253,272)           --           --
   Class R                                                              (45,249)     (845,569)           --           --
------------------------------------------------------------------------------------------------------------------------------
                                                                       (143,921)   (2,678,059)           --           --
------------------------------------------------------------------------------------------------------------------------------
Net increase                                                            371,603   $ 7,255,640       187,166   $3,730,770
==============================================================================================================================

3. Securities Transactions

Purchases and sales (including maturities) of investment securities and short-term investments for the fiscal year ended June 30, 1999, were as follows:

--------------------------------------------------------------------------------
Purchases:
  Investment securities                                            $28,978,333
  Short-term investments                                               599,912

Sales:
  Investment securities                                             21,188,756
  Short-term investments                                               600,000
===============================================================================

At June 30, 1999, the identified cost of investments owned for federal income tax purposes was $10,475,353. Net unrealized appreciation for federal income tax purposes aggregated $606,593 of which $1,170,762 related to appreciated securities and $564,169 related to depreciated securities.

At June 30, 1999, the Fund had unused capital loss carryforwards of $421,268 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $1,619 of the carryforward will expire in the year 2006 and $419,649 will expire in the year 2007.

4. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets                                         Management Fee
-------------------------------------------------------------------------------
For the first $125 million                                          .9500 of 1%
For the next $125 million                                           .9375 of 1
For the next $250 million                                           .9250 of 1
For the next $500 million                                           .9125 of 1
For the next $1 billion                                             .9000 of 1
For net assets over $2 billion                                      .8750 of 1
===============================================================================

The Adviser has agreed to waive fees and reimburse expenses through July 31, 2000, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding 1.30% of the average daily net asset value of any class of Fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company holds a minority interest, under which ICAP manages the Fund's investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the fiscal year ended June 30, 1999, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, of approximately $165,700, of which approximately $144,200 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 1999, the Distributor compensated authorized dealers directly with approximately $155,800 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 1999, the Distributor retained approximately $34,200 in such 12b-1 fees. The remaining12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $15,400 of CDSC on share redemptions during the fiscal year ended June 30, 1999.

5. Composition of Net Assets

At June 30, 1999, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

----------------------------------------------------------------------------------
Capital paid-in                                                       $10,986,343
Balance of undistributed net investment income                             76,620
Accumulated net realized gain (loss) from investment transactions        (836,130)
Net unrealized appreciation of investments                              1,027,111
----------------------------------------------------------------------------------
Net assets                                                            $11,253,944
==================================================================================

     Financial Highlights



     Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                              Investment Operations          Less Distributions
                          ------------------------------  ---------------------------


                                             Net
                                       Realized/
                                      Unrealized
              Beginning          Net     Invest-             Net                        Ending
                    Net      Invest-        ment          Invest-                          Net
Year Ended        Asset         ment        Gain             ment   Capital              Asset        Total
June 30,          Value    Income(a)      (Loss)   Total   Income     Gains     Total    Value    Return(b)
---------------------------------------------------------------------------------------------------------------
Class A (5/98)
    1999         $19.86        $ .22       $ .10   $ .32    $(.01)     $ --     $(.01)  $20.17         1.63%
    1998 (c)      20.00          .02        (.14)   (.12)    (.02)       --      (.02)   19.86         (.59)

Class B (5/98)
    1999          19.87          .04         .13     .17       --        --        --    20.04          .86
    1998 (c)      20.00          .03        (.15)   (.12)    (.01)       --      (.01)   19.87         (.60)

Class C (5/98)
    1999          19.87          .07         .10     .17       --        --        --    20.04          .86
    1998 (c)      20.00          .01        (.13)   (.12)    (.01)       --      (.01)   19.87         (.60)

Class R (5/98)
    1999          19.87          .23         .13     .36     (.02)       --      (.02)   20.21         1.86
    1998 (c)      20.00          .03        (.13)   (.10)    (.03)       --      (.03)   19.87         (.52)
================================================================================================================




                                                                     Ratios/Supplemental Data
                                         -------------------------------------------------------------------------------------
                                                                          Ratio                          Ratio
                                                                         of Net                         of Net
                                                      Ratio of       Investment        Ratio of     Investment
                                                      Expenses           Income        Expenses      Income to
                                                    to Average       to Average      to Average        Average
                                        Ending       Net Assets      Net Assets      Net Assets     Net Assets
                                           Net   Before Credit/  Before Credit/   After Credit/  After Credit/   Portfolio
Year Ended                              Assets       Reimburse-      Reimburse-      Reimburse-     Reimburse-    Turnover
June 30,                                 (000)             ment            ment         ment(a)        ment(a)        Rate
------------------------------------------------------------------------------------------------------------------------------
Class A (5/98)                          $3,277             2.56%            .14%           1.55%         1.15%         230%
    1999                                   102            14.82*         (11.94)*          1.55*         1.33*           5
    1998 (c)

Class B (5/98)
    1999                                 3,130             3.33            (.84)           2.30           .19          230
    1998 (c)                               335            14.56*         (10.67)*          2.30*         1.59*           5

Class C (5/98)
    1999                                   711             3.36            (.71)           2.30           .35          230
    1998 (c)                                42            15.88*         (12.98)*          2.30*          .60*           5

Class R (5/98)
    1999                                 4,135             2.31             .19            1.30          1.20          230
   1998 (c)                              3,240            15.04*         (11.99)*          1.30*         1.75*           5
==============================================================================================================================



*    Annualized.

(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 4).

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)  From commencement of class operations as noted.

Report of Independent Public Accountants






To the Board of Trustees and Shareholders of Nuveen European Value Fund

We have audited the accompanying statement of net assets, including the portfolio of investments, of Nuveen European Value Fund (one of the portfolios constituting the Nuveen Investment Trust (a Massachusetts business trust)), as of June 30, 1999, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen European Value Fund as of June 30, 1999, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Chicago, Illinois
August 20, 1999

Building a Better Portfolio
Can Make You a Successful Investor



Nuveen Family
of Mutual Funds

Nuveen offers a variety
of funds designed to
help you reach your
financial goals.


Growth

Nuveen Rittenhouse
Growth Fund


Growth and
Income

European Value Fund

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

Dividend and
Growth Fund


Income

Income Fund


Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin


Successful investors know that a well-diversified portfolio-one that balances different types of investments, levels of risk and tax-management can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information




Board of Trustees

James E. Bacon
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington


Fund Manager

Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and
Shareholder Services

Chase Global Funds Services Co.
P.O. Box 5186
New York, NY 10274
(800) 257-8787


Legal Counsel

Chapman & Cutler
Chicago, IL.


Independent Public
Accountants

Arthur Andersen LLP
Chicago, IL

SERVING
Investors for Generations

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

     The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

     Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

     Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


[Picture of John Nuveen, Sr. appears here]


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                                                                     EAN-EV-6-99